                                                                    EXHIBIT 10.5

                           CANARGO ENERGY CORPORATION
                                  P.O. BOX 291
                            ST. PETER PORT, GUERNSEY
                              BRITISH ISLES GY1 3RR



                     Senior Secured Notes due July 25, 2009



                                                                   July 25, 2005
TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         CanArgo Energy Corporation, a Delaware corporation (the "Company"), agrees with you (the "Purchaser" and together with the other Purchasers listed in the attached Schedule A collectively referred to herein as the "Purchasers") as follows:

SECTION 1. AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of US$25,000,000.00 aggregate principal amount of its Senior Secured Notes due July 25, 2009 (the "Notes", such term to include any such notes issued in substitution therefore pursuant to Section 14 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 4, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount of the Notes (the "Purchase Price").

SECTION 3. SECURITY.

         Section 3.1 Grant of Security Interests.

                      (a) Security Interest. As collateral security for all its
              Obligations to the Purchasers under this Agreement and the other Loan Documents, Company shall and hereby does grant, assign, transfer and convey to Purchasers a first priority perfected security interest in all of its interest in the Collateral (to the extent perfection can be achieved through filing), said Lien subject only to the Permitted Encumbrances.


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

                      (b) Further Assurances. Pursuant to the provisions of the
              Security Agreement, the Company will, upon request, execute and deliver to the holders of the Notes any and all documents necessary or desirable, in such holders' reasonable opinion, to create, perfect, maintain and preserve the priority of such holders' security interests in and on the Collateral. Company will, at its own expense, cause searches of the Uniform Commercial Code filing records or similar public records to be conducted at Purchasers' reasonable request from time to time in order to evidence, perfect, maintain or continue perfection, or confirm the rights and remedies, of the holders of the Notes in and to the Collateral granted or caused to be granted by Company, perfect those security interests in after-acquired property, continue the perfection of all security interests granted by Company, and file financing statements against Company relating to the security interests securing any Obligations. Company irrevocably authorizes Purchasers to prepare and file at any time and from time to time in any filing office, with a copy furnished to the Company, initial financings statements and amendments to them necessary or convenient to the perfection, continuation or administration of the security interests granted by Company.

                      (c) Release of Financing Statements. Upon the indefeasible payment in cash or conversion of all the Notes under Section 10.7, and performance in full of all Obligations, under this Agreement, the holders of the Notes will deliver to Company, at Company's expense and in a form reasonably satisfactory to the Company, releases of all financing statements and all other Security Documents with an acknowledgement that the same have been terminated, and Company shall deliver to the holders of the Notes a general release of all of Purchasers liabilities and obligations under this Agreement and the other Loan Documents.

SECTION 4. CLOSING.

         The sale and purchase of the Notes to be purchased by you shall occur at the offices of Baker & McKenzie LLP, 805 Third Avenue, New York, New York 10022, at 10:00 a.m., Central time, at a closing (the "Closing"), or at such other place and time as may be agreed upon by the Company and the Required Holders, on July 25, 2005 or on such other Business Day thereafter on or prior to July 31, 2005 as may be agreed upon by the Company and the Required Holders (the "Closing Date"). At the Closing, the Company will deliver to each of you or your nominee or other duly authorized Person acting on your behalf the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least US$100,000 as you may request) dated the Closing Date and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount specified opposite your name in Schedule A by wire transfer of immediately available funds for the account of the Company to HSBC USA, 500 Stanton, Delaware 19713-2107, ABA: 021001088, Account Name: CanArgo Energy Corporation, Account Number: # 001828509, (for further credit to:- HSBC Bank plc, PO Box 31, 13 High Street, St Peter Port, Guernsey, GY1 3AT, Account Name:
CanArgo Energy Corporation, Swift Code: MIDLJESH, Sort Code: 40-49-20, Account
Number: # 011-660859-360). If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 4, or any of the conditions specified in Section 5 shall not have been fulfilled to your reasonable satisfaction, you shall, at



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your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 5. CONDITIONS TO CLOSING.

         Section 5.1. Conditions to Purchaser's Obligation to Purchase Notes.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your reasonable satisfaction, prior to or at the Closing, of the following conditions, one or more of which may be waived in accordance with the provisions of Section 18:

         Section 5.1.1. Representations and Warranties. Each of the representations and warranties contained in Section 6 of this Agreement that are not qualified by materiality shall be true and correct in all Material respects as of the Closing Date and each of the representations and warranties contained in Section 6 of this Agreement that are qualified by materiality shall be true and correct as of the Closing Date, with the same force and effect as if made as of the Closing Date (other than such representations and warranties as are made as of another date, which shall have been true and correct as of such other date and such representations and warranties not qualified by materiality shall be true and correct in all Material respects as of such other date and except as permitted by this Agreement to change between the date of this Agreement and the Closing Date).

         Section 5.1.2. Performance; No Default. The Company shall have performed and complied in all Material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing; and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 6.14 and 10.11), no Default or Event of Default shall have occurred and be continuing. No CanArgo Group Member shall have entered into any transaction since the date of the most recent financial statements delivered pursuant to
Section 6.5 that would have been prohibited by Sections 11.1, 11.3, 11.4, 11.7 or 11.9 (except with respect to transactions disclosed in Schedule 6.15) hereof had such Sections applied since such date. Without limiting your rights with respect to a breach of any representations, warranties or covenants herein, your purchase of the Notes shall be deemed to constitute conclusive evidence of your agreement that all such agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing have been performed or waived to your satisfaction.

         Section 5.1.3. Compliance Certificates.

                      (a) Officer's Certificate. The Company shall have
              delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections
              5.1.1 and 5.1.2 have been fulfilled.

                      (b) Secretary's Certificate. The Company shall have
              delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.


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         Section 5.1.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Satterlee Stephens Burke & Burke LLP, special New York counsel (b) Ogier & Le Masurier, special Guernsey counsel and (c) Dr. K. Chrysostomides & Co. Law Office, special Cyprus counsel, in such forms and covering such matters incident to such transactions as you may reasonably request.

         Section 5.1.5. Purchase Permitted by Applicable Law, etc. On the Closing Date your purchase of Notes shall (i) be permitted by the applicable laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted. Your purchase of the Notes at Closing shall be deemed conclusive evidence of your compliance with clauses (i) through
(iii) above.

         Section 5.1.6. Loan Documents. Company will execute and deliver or cause to be executed and delivered to Purchaser each of the Loan Documents executed by the Company and the other CanArgo Group Members party thereto on the Closing Date.

         Section 5.1.7. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Loan Documents and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Required Holders and special counsel for the Purchasers, and the Required Holders and such special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         Section 5.1.8. Subsidiary Guaranties. All Subsidiary Guarantors shall have validly executed and delivered the Guaranty Agreements in form and substance reasonably acceptable to you, and such agreements shall be in full force and effect.

         Section 5.1.9. Due Diligence. Completion by you of a satisfactory due diligence review, including, but not limited to, the review of the CanArgo Group Members' Material agreements and all engineering, operations, title, environmental and financial data or information.

         Section 5.2 Conditions to Obligations of the Company

         The Company's obligation to issue and sell the Notes at Closing is subject to the fulfillment to the Company's reasonable satisfaction, prior to or at Closing, of the following conditions, one or more of which may be waived in writing by the Company:

         Section 5.2.1 Representations and Warranties. Each of the representations and warranties of the Purchasers contained in Section 7 of this Agreement that are not qualified by materiality shall be true and correct in all Material respects as of the Closing Date and each of the representations and warranties contained in Section 7 of this Agreement that are qualified by


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materiality shall be true and correct as of the Closing Date, with the same force and effect as if made as of the Closing Date (other than such representations and warranties as are made as of another date, which shall have been true and correct as of such other date and such representations and warranties not qualified by materiality shall be true and correct in all Material respects as of such other date and except or permitted by this Agreement to change between the date of this Agreement and the Closing Date).

         Section 5.2.2. Performance. The Purchasers shall each have performed and complied in all Material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing

         Section 5.2.3 Proceedings and Litigation. No action shall have been taken by any Governmental Authority against any party hereto seeking to delay the purchase and sale of the Notes or other transactions contemplated by the Loan Documents.

         Section 5.2.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Company and special counsel for the Company, and such special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants, on its own behalf and on behalf of each of the CanArgo Group Members, to you on the Closing Date that:

         Section 6.1. Organization; Power and Authority. Each CanArgo Group Member is a corporation (or other legal entity) validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation (or other legal entity) and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each CanArgo Group Member has the legal power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts, to execute and deliver the Loan Documents to which it is a party and to perform the provisions hereof and thereof.

         Section 6.2. Authorization, etc. Each of the Loan Documents have been duly authorized by all necessary corporate action on the part of each CanArgo Group Member party thereto, and each such Loan Document constitutes, and upon execution and delivery thereof each such Loan Document will constitute (assuming due execution and delivery by the Purchasers to the extent provided for therein), a legal, valid and binding obligation of the CanArgo Group Member a party thereto enforceable against such Person in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights


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generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 6.3. Disclosure. Except as disclosed in Schedule 6.3, this Agreement, the Loan Documents, the certificates or schedules delivered to you by or on behalf of the CanArgo Group Members in connection with the transactions contemplated hereby and the financial statements listed in Schedule 6.5, taken as a whole, do not contain any untrue statement of a Material fact or omit to state any Material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as expressly described in Schedule 6.3, or in one of the certificates or schedules identified therein, or in the financial statements listed in Schedule 6.5, since December 31, 2004, there has been no change in the financial condition, operations, business or properties of the CanArgo Group Members taken as a whole except changes that are reflected in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, or that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 6.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

                      (a) Schedule 6.4 contains (except as noted therein)
              complete and correct lists (i) of each direct and indirect Subsidiary of the Company, showing, as to each, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by any CanArgo Group Member, (ii) of the Company's Affiliates, other than the direct and indirect Subsidiaries, (iii) of the Company's directors and senior officers; and (iv) of each direct and indirect Material Subsidiary of the Company.

                      (b) All of the outstanding shares of capital stock or
              other equity interest of each Subsidiary shown in Schedule 6.4 have been validly issued, are fully paid and nonassessable and are owned as indicated by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 6.4).

                      (c) No CanArgo Group Member is a party to, or otherwise
              subject to any legal restriction or any agreement (other than the Loan Documents to which it is a party, the agreements listed on
              Schedule 6.4 and customary limitations imposed by corporate or fiscal law statutes) restricting the ability of such CanArgo Group Member to pay dividends out of profits or make any other similar distributions of profits to any other CanArgo Group Member that owns outstanding shares of capital stock of such CanArgo Group Member.

         Section 6.5. Financial Statements. The Company has delivered or has provided access to each Purchaser copies of the consolidated financial statements listed on Schedule 6.5 of the Company and its Subsidiaries. All of said financial statements (including in each case the related schedules and notes) fairly present in all Material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of its operations and cash flows for the respective periods so specified and have been prepared in accordance with United States GAAP consistently applied throughout the


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periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes).

         Section 6.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by each of the CanArgo Group Members of the Loan Documents to which they are a party will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien, except as contemplated in the Loan Documents, in respect of any property of the Company or any Subsidiary Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, Charter Document, or any other agreement or instrument to which the Company or any Subsidiary Guarantor is bound or by which the Company or any Subsidiary Guarantor or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary Guarantor or (iii) violate any provision of any current statute or other rule or regulation of any Governmental Authority applicable to the Company or any CanArgo Group Member, in each case the effect of which could have a Material Adverse Effect.

         Section 6.7. Governmental Authorizations, etc.. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, and by the other CanArgo Group Members of the Loan Documents to which they are a party that will not have been obtained prior to the Closing, other than such approvals, authorizations and filings which may be filed after the Closing with the SEC or other Governmental Authorities in accordance with the provisions of applicable Securities Laws and the provisions of the Registration Rights Agreement.

         Section 6.8. Litigation; Observance of Agreements, Statutes and Orders.

                      (a) Except as disclosed in Schedule 6.8, there are no
              actions, suits or proceedings pending or, to the Knowledge of the Company or any other CanArgo Group Member, threatened against or affecting the Company or any other CanArgo Group Member or any property of the Company or any other CanArgo Group Member in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected, if adversely determined, to have a Material Adverse Effect.

                      (b) Neither the Company nor any other CanArgo Group Member is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 6.9. Taxes. Except as disclosed in Schedule 6.3, the Company and each other CanArgo Group Member have filed all tax returns that are required to have been filed in any


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jurisdiction in the seven prior fiscal years (including the current fiscal period), and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, or otherwise payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or any other CanArgo Group Member, as the case may be, has established adequate reserves in accordance with applicable GAAP. The charges, accruals and reserves on the books of the Company and each other CanArgo Group Member in respect of federal, provincial, state or other taxes for all fiscal periods are adequate in all Material respects. The federal income tax liabilities of the Company and each other CanArgo Group Member have been paid for the seven prior fiscal years (including the current fiscal period) up to and including the fiscal year ended December 31, 2004. No CanArgo Group Member has Knowledge of the imposition of any other tax or assessment that, individually or in the aggregate (considering all other taxes), could reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "tax" or "taxes" means any taxes, levies, imposts, duties, charges, fees, deductions or withholdings imposed, levied, collected, withheld or assessed by any taxing or other Governmental Authority (together with any interest, penalties or similar liabilities with respect thereto).

         Section 6.10. Title to Collateral; Assets of the Company. Except as disclosed in Schedule 6.3, the Collateral is owned by the Company or the other CanArgo Group Members as described in the relevant Loan Document, free and clear of any security interest, Lien, encumbrance, mortgages, security agreement or other charge other than Permitted Encumbrances and those arising under the Loan Documents.

         Section 6.11. Licenses, Permits, etc. Except as disclosed in Schedule 6.11,

                      (a) the Company and each other CanArgo Group Member own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material to the conduct of their respective businesses as currently being conducted, without, to the Knowledge of the CanArgo Group Members, conflict with the rights of others;

                      (b) to the Knowledge of the CanArgo Group Members, no
              product of any CanArgo Group Member infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                      (c) to the Knowledge of the CanArgo Group Members, there
              is no Material violation by any Person of any right of any CanArgo Group Member with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any other CanArgo Group Member.


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         Section 6.12. Benefit Plan Compliance.

                      (a) The Company is in compliance in all Material respects
              with all presently applicable provisions of the ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code , including the regulations and published interpretations thereunder; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all Material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                      (b) Neither the Company nor any ERISA Affiliate of the
              Company maintains any Foreign Pension Plan.

         Section 6.13. Private Offering by the Company. Neither the Company nor to the Knowledge of the Company anyone authorized to act on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you and not more than 35 other Institutional Investors, each of which has been offered the Notes at a private sale for investment and not with a view to the distribution thereof or any interest therein. Neither the Company nor to the Knowledge of the Company anyone authorized to act on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act; provided, however, the availability of an exemption from the registration requirements of Section 5 is based upon the accuracy and completeness of the representations and warranties of each Purchaser (and each other Person acquiring Notes from such Purchaser) set forth in Section 7 on which the Company will rely.

         Section 6.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 6.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the Consolidated Assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

         Section 6.15. Existing Indebtedness; Future Liens.

                      (a) Schedule 6.15 sets forth a complete and correct list
              of all outstanding Indebtedness of the Company. Since March 31, 2005, except as set forth on Schedule 6.15, there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company. Neither the

              Company nor any other CanArgo Group Member is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any other CanArgo Group Member and no event or condition exists with respect to any Material Indebtedness of the Company or any other CanArgo Group Member that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                      (b) Except as disclosed in Schedule 6.15, neither the
              Company nor any other CanArgo Group Member has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
              Section 11.3.

         Section 6.16. Foreign Assets Control Regulations, etc.. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         Section 6.17. Status under Certain Statutes. Neither the Company nor any other CanArgo Group Member is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

         Section 6.18. Environmental Matters. Neither the Company nor any other CanArgo Group Member has received any notice of any claim, and to the Knowledge of the CanArgo Group Members, no proceeding has been instituted raising any claim against the Company or any other CanArgo Group Member or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any applicable Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in Schedule 6.18:

                      (a) neither the Company nor any other CanArgo Group Member has been notified of any claim, public or private, regarding a violation of applicable Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                      (b) neither the Company nor any other CanArgo Group Member has stored any Hazardous Materials, except Hydrocarbons, on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any applicable Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                      (c) all buildings on all real properties now owned, leased or operated by the Company or any other CanArgo Group Member are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         Section 6.19. Basic Documents. Save as disclosed in Schedule 6.19, with respect to the Basic
Agreements:

                      (a) no Basic Agreement has been Impaired and is not in
              full force and effect in accordance with its terms and each Basic Agreement constitutes a valid and binding obligation of each CanArgo Group Member party thereto;

                      (b) to the Knowledge of the Company no other party to any
              Basic Agreement (or any successor in interest to that party) is in breach or default with respect to any of its obligations under the Basic Agreements which could reasonably be expected to have a Material Adverse Effect;

                      (c) no party to any Basic Agreement has given or to the
              Knowledge of the Company has threatened to give notice of any action to terminate, cancel, rescind or procure a judicial reformation of any Basic Agreement or any of their provisions;

                      (d) the execution and delivery of this Agreement and the
              consummation of the transactions contemplated by this Agreement will not result in a breach of, a default under, or other violation of the provisions of any Basic Agreement;

                      (e) the Basic Documents constitute all Material contracts
              and agreements to which the CanArgo Group Members are a party and the Purchasers have received a certified copy of each Basic Agreement to which the CanArgo Group Members are a party, in each case as in effect on the date of delivery, and each amendment, modification or supplement thereto;

                      (f) no event of force majeure (as defined in any Basic
              Agreement) has occurred and is continuing under any Basic Agreement, which could reasonably be expected to have a Material Adverse Effect; and

                      (g) all Material conditions precedent to the obligations
              of the CanArgo Group Members under the Basic Agreements have been satisfied and, to the Knowledge of the CanArgo Group Members, all Material conditions precedent to the obligations of the counter-parties to the Basic Agreements have been satisfied.

         Section 6.20. Solvency. The Company is, and on giving effect to the issuance of the Notes and the transactions contemplated by the Loan Documents will be, a "solvent institution" as such term is used in Section 1405(c) of the New York Insurance Law, whose "obligations...are not in default as to principal or interest" as such terms are used in said Section 1405(c).

SECTION 7. REPRESENTATIONS OF THE PURCHASER.

         Section 7.1. Due Authorization; Absence of Conflicts; Enforceability; Purchase for Investment, etc.

                      (a) You represent and warrant to Company that you have the full legal capacity, power and authority to execute, deliver and perform the Loan Documents to which you are a party; the execution, delivery and performance by you of each Loan Document to which you are a party has been duly authorized by all necessary legal action on your part; your execution, delivery and performance of the Loan Documents to which you are a party and the consummation of the transactions contemplated hereby and thereby will not (a) conflict with (i) any provision of any governing instrument applicable to you, or (ii) any Material permit, franchise, judgment, decree, law, rule or regulation applicable to you or your assets, or (b) result in any Material breach of any terms or provisions of, or constitute a Material default under, any Material contract, agreement or instrument to which you are a party or by which you are bound; and such Loan Document constitutes a legal, valid and binding obligation enforceable against you in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                      (b) You represent and warrant to the Company that you are
              purchasing the Notes and upon their conversion, the Common Stock, for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds for investment and not with a view to the distribution thereof or any interest therein, provided that the disposition of your or their property shall at all times be within your or their control and in compliance with applicable Securities Laws. You understand that the Notes and except as contemplated by the Registration Rights Agreement, upon their conversion, the Common Stock, have not been and will not be registered under any Securities Laws and may be resold only if registered pursuant to the provisions of applicable Securities Laws or if an exemption from such registration is available, except under circumstances where neither such registration nor such an exemption is required by law. You represent and warrant to the Company that you are an "accredited investor" under Rule 501(a) of the Securities Act.

                      (c) You understand that you must bear the economic risk of an investment in the Notes and the shares of Common Stock issuable upon conversion of the Notes because, among other reasons, the offering and sale of Notes and except to the extent contemplated by the Registration Rights Agreement, the Common Stock have not been and will not be registered under applicable Securities Laws; the Notes and the shares of Common Stock issuable upon conversion of the Notes are "restricted securities" as defined in Rule 144 promulgated under the Securities Act and, therefore, the Notes and such shares cannot be sold unless such sales are subsequently registered under applicable Securities Laws or an exemption from such registration is available. A legend to this effect shall be set forth on the face of each Note.

                      (d) You have sufficient knowledge and experience in
              financial and business matters so as to be capable of evaluating the merits and risks of your investment in the Notes and the shares of Common Stock issuable upon conversion of the Notes and you are capable of bearing the economic risks of such investment, including a complete loss of your investment.

         Section 7.2. Access to Information. Without affecting your right to rely on the Company's representations and warranties set forth herein, you have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense concerning the Company, its business affairs, financial condition and terms and conditions of the purchase of Notes and their conversion as you have requested in order to enable you to evaluate the merits and risks of an investment in the Notes and upon their conversion the Common Stock.

         Section 7.3. Source of Funds. You represent and warrant to the Company that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                      (a) the Source is an "insurance company general account"
              within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

                      (b) the Source is either (i) an insurance company pooled
              separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                      (c) the Source constitutes assets of an "investment fund"
              (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of

              Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of
              Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                      (d) the Source is a governmental plan; or

                      (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                      (f) the Source does not include assets of any employee
              benefit plan, other than a plan exempt from the coverage of ERISA.

         As used in this Section 7.3, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 8. INFORMATION AS TO COMPANY.

         Section 8.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

                      (a) Quarterly Statements -- within 60 days after the end
              of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

                                    (i) a consolidated balance sheet of the
                           Company and its Subsidiaries as at the end of such quarter, and

                                    (ii) consolidated statements of income,
                           changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding interim periods in the previous fiscal year, all in reasonable detail, prepared in accordance with United States GAAP applicable to quarterly financial statements generally and certified by a Senior Financial Officer of the Company as fairly presenting, in all Material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnotes, provided that delivery within the time period specified above of copies of the Quarterly Report on Form 10-Q, including the Interim Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 8.1(a);

                      (b) Annual Statements -- within 105 days after the end of
              each fiscal year of the Company duplicate copies of,

                                    (i) a consolidated balance sheet of the
                           Company and its Subsidiaries, as at the end of such year, and

                                    (ii) consolidated statements of income,
                           changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

              setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with United States GAAP and accompanied by an opinion thereon of L J Soldinger Associates LLC or other independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all Material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with United States GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K, including audited Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for such fiscal year (together with the Company's annual report to shareholders, if any) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 8.1(b);

                      (c) Public Reports -- promptly upon their becoming
              available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company with the SEC and of all press releases and other statements made available generally by the Company to the public concerning developments that are Material, except in each case for those that are promptly made available on EDGAR. Documents required to be delivered pursuant to Section 8.1(a) and (b) (to the extent any such documents are included in materials otherwise filed with the SEC) shall be considered delivered timely if delivered to the SEC in a timely manner and may be delivered electronically. If so delivered, they shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company's website on the Internet; or (ii) on which such documents are posted on the Company's behalf on an Internet or intranet website (such as EDGAR), if any, to which each Purchaser has access; provided, that: (A) the Company shall deliver paper copies of such documents to any holder of a Note that requests the Company to deliver such paper copies until a written request to cease delivering paper copies is given by such holder and (B) the Company shall notify the holders of the Notes (by telecopier or electronic mail) of the posting of any such documents and provide to such holder by electronic mail electronic versions in portable document format (i.e., pdf copies) of such documents.

                      (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming actually aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed Default hereunder or that any Person has given any notice or taken any action with respect to a claimed Default of the type referred to in Section 12(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                      (e) ERISA Matters -- promptly, and in any event within
              five Business Days after the Company receives notice of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company, an ERISA Affiliate or another Affiliate proposes to take with respect thereto:

                                    (i) with respect to any Plan subject to
                           ERISA, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                                    (ii) the taking by the PBGC of steps to
                           institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA, for the termination of, or the appointment of a trustee to administer, any Plan subject to ERISA, or the receipt by the Company or any ERISA Affiliate or other Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                                    (iii) any event, transaction or condition
                           that could result in the incurrence of any liability by the Company or any ERISA Affiliate or other Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate or other Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

                                    (iv) any contribution required to be made
                           with respect to a Foreign Pension Plan which is not made within the time limit applicable thereto where such failure could reasonably be expected to have a Material Adverse Effect; or

                                    (v) either the Company or an ERISA Affiliate
                           incurring a Material liability pursuant to any Foreign Pension Plan which could reasonably be expected to have a Material Adverse Effect.

                      (f) Notices from Governmental Authority -- promptly, and
              in any event within 30 days of receipt thereof, copies of any notice to any CanArgo Group Member from any federal, provincial, territorial or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                      (g) Requested Information -- with reasonable promptness,
              such other data and information in the possession or control of the Company or any other existing or future CanArgo Group Member or which the Company may obtain without unreasonable effort or expense relating to the business, operations, affairs, financial condition, assets or properties of the existing and future CanArgo Group Members or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

         Section 8.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 8.1(a) or Section 8.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                      (a) Covenant Compliance -- the information (including
              detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 11.11 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                      (b) Event of Default -- a statement that such officer has
              reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the CanArgo Group Members from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that to the actual and not constructive Knowledge of such officer such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any CanArgo Group Member to comply with any applicable Environmental Law), specifying the nature and period of existence thereof and what action the Company or its Affiliates has taken or proposes to take with respect thereto.

         Section 8.3. Inspection. Subject to the provisions of Section 21, the Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                      (a) No Default -- if no Default or Event of Default then
              exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the CanArgo Group Members with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the CanArgo Group Members), and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the CanArgo Group Members all at such reasonable times and as often as may be reasonably requested in writing; and

                      (b) Default -- if a Default or Event of Default then
              exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any other CanArgo Group Member, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the CanArgo Group Members), all at such times and as often as may be requested.

SECTION 9. PREPAYMENT OF THE NOTES; CHANGE IN CONTROL.

         Section 9.1. Optional Prepayments. The Company may, at its option, upon notice as provided below, prepay at any time after July 31, 2006, all, or from time to time any part of, the Notes, in a principal amount not less than $100,000 in the case of a partial prepayment, at the Redemption Prices (expressed as percentages of the principal amount so prepaid), set forth in
Section 9.5. The Company will give each holder of Notes written notice of each optional prepayment under this Section 9.1 not less than 90 days and not more than 120 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 9.2), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, at the Redemption Price pursuant to Section 9.5. Each holder of the Notes will have the option to receive such prepayment in cash pursuant to this Section 9 or to convert such Notes pursuant to Section 10.7. Each Holder that elects to convert such Notes pursuant to Section 10.7, will give the Company written notice of each election under this Section 9.1 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.

         Section 9.2. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the

Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         Section 9.3. Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 9, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date, at the applicable Redemption Price. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest, at the applicable Redemption Price, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. In the case of any conversion of Notes pursuant to Section 10.7, the interest on the principal amount of the converted Notes through the date of conversion shall be due and payable on the date of conversion.

         Section 9.4. Purchase of Notes. Save with the consent of the Required Holders, the Company will not and will not permit any CanArgo Group Member to directly or indirectly purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or pursuant to an offer to purchase made to all holders on the same terms and conditions. The Company will promptly cancel all Notes acquired by it or any CanArgo Group Member pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         Section 9.5. Redemption Price. The term "Redemption Price" means, with respect to any Note, an amount determined in accordance with the following table:


             After:                                         Redemption Price
             ------                                         ----------------
             July 31, 2006                                  105%
             January 1, 2007                                104%
             July 1, 2007                                   103%
             January 1, 2008                                102%
             July 1, 2008                                   101%
             January 1, 2009                                100%

         Section 9.6. Change in Control.

                      (a) Notice of Change in Control or Control Event. The
              Company will, within five Business Days after any Responsible Officer has actual and not constructive knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 9.6. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 9.6(c) and shall be accompanied by the certificate described in
              Section 9.6(f).

                      (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 9.6(c), accompanied by the certificate described in Section 9.6(f), and (ii) contemporaneously with the action taken to consummate or finalize any such Change in Control, it prepays all Notes required to be prepaid in accordance with this Section 9.6.

                      (c) Offer to Prepay Notes. The offer to prepay Notes
              contemplated by subparagraphs (a) and (b) of this Section 9.6 shall be an offer to prepay, in accordance with and subject to this Section 9.6, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 9.6, such date shall be not less than 30 days and not more than 90 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).

                      (d) Acceptance. A Purchaser may accept the offer to prepay made pursuant to this Section 9.6 by causing notice of such acceptance to be delivered to the Company at least 15 days prior to the Proposed Payment Date. A failure by a Purchaser to respond to an offer to prepay made pursuant to this Section 9.6 shall be deemed to constitute an acceptance of such offer by such Purchaser.

                      (e) Prepayment. Prepayment of the Notes to be prepaid
              pursuant to this Section 9.6 shall be the Redemption Price of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date.

                      (f) Officer's Certificate. Each offer to prepay the Notes
              pursuant to this Section 9.6 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this
              Section 9.6; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 9.6 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

                      (g) Effect on Required Payments. The amount of each
              payment of the principal of the Notes made pursuant to this
              Section 9.6 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 9.6 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

                      (h) "Change in Control" Defined. "Change in Control" means
              (a) the Company shall at any time cease to be a publicly held company or cease to have its capital stock traded on an exchange or (b) a transaction or series of related transactions pursuant to which (i) at least fifty-one percent (51%) of the outstanding shares of Common Stock of the Company or, on a fully diluted basis, shall subsequent to the date of this Agreement be owned by any Person (as hereinafter defined) which is not related to or Affiliated with the Company, (ii) the Company merges into or with, consolidates with or effects any plan of share exchange or other combination with any Person which is not related to or Affiliated with the Company, or (iii) the Company disposes of all or substantially all of its assets other than in the ordinary course of business.

                      (i) "Control Event" Defined. "Control Event" means:

                                    (i) the execution by any CanArgo Group
                           Member of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or

                                    (ii) the execution of any written agreement
                           which, when fully performed by the parties thereto, would result in a Change in Control.

SECTION 10. AFFIRMATIVE COVENANTS.

         The Company covenants, on its behalf and on behalf of all the other CanArgo Group Members, that so long as any of the Notes are outstanding:

         Section 10.1. Compliance with Law. The Company will and will cause each of the other CanArgo Group Members to comply with all applicable laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, applicable Environmental Laws, in all respects, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case except to the extent that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 10.2. Insurance. Except for or as a result of the failure by a counterparty to comply with its obligations under a Basic Document, the Company will and will cause each of the other CanArgo Group Members to maintain with insurers which on the date the policy commences are financially sound and reputable, insurance with respect to their respective Material properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. To the extent a counterparty to a Basic Document fails to comply with its obligations under a Basic Document, the Company shall, or shall cause any Material Subsidiary that is a party to such Basic Document, to use commercially reasonable efforts to enforce the terms of the Basic Document.

         Section 10.3. Maintenance of Properties. Except for or as a result of the failure by a counterparty to comply with its obligations under a Basic Document, the Company will and will cause each of the other CanArgo Group Members to maintain and keep, or cause to be maintained and kept, their interests in the respective Properties constituting Material tangible personal property in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be conducted in the ordinary course at all times, provided that this Section shall not prevent the Company or any of the other CanArgo Group Members from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 10.4. Payment of Taxes and Claims. The Company will and will cause each of the other CanArgo Group Members to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be properly due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become properly due and payable and before they have become delinquent, and all claims for which sums have become due and payable that have become a Lien on properties or assets of the Company or any other CanArgo Group Member, provided that neither the Company nor any other CanArgo Group Member need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such other CanArgo Group Member on a timely basis in good faith and in appropriate proceedings, and the Company or such other CanArgo Group Member has established adequate reserves therefor in accordance with appropriate GAAP on the books of the Company or such other CanArgo Group Member or (ii) the nonpayment of all such taxes and assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 10.5. Corporate Existence, etc. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 11.2 and 11.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each of the other CanArgo Group Members (unless merged into the Company or a Material Subsidiary) and all rights and franchises of the Company and the other CanArgo Group Members unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 11.2.

         Section 10.6. Additional Subsidiaries. All Material Subsidiaries of the Company formed or acquired after the date of the Closing shall execute a Subsidiary Guaranty substantially in the form required by the terms of the Subsidiary Guaranty and shall thereafter be deemed to constitute a CanArgo Group Member. Notwithstanding the foregoing, the Parties agree that the following Persons shall not be obliged, pursuant to the requirements of this Section 10.6, to execute and deliver a Subsidiary Guaranty: (i) a Material Subsidiary of the Company in which an equity holder in such Material Subsidiary owns 20% or greater of all Equity Interest in such a Material Subsidiary, (ii) BN Munai LLP, (iii) a Subsidiary of BN Munai LLP, or (iv) a Material Subsidiary that is a Material Subsidiary solely because such Material Subsidiary has Indebtedness outstanding of greater than $1,250,000 to a CanArgo Group Member and the Company, directly or indirectly, owns less than 75% of all of the Equity Interest of such Material Subsidiary.

         Section 10.7. Conversion of Note. Purchasers shall have the right to convert each of their Notes as follows:

                      (a) At any time a Purchaser may convert all or a portion
              of the outstanding principal into shares of Common Stock of the Company at a price per share equal to US$0.90 per share, as such price may be adjusted pursuant to Section 10.7(d) and 10.7(e) ("Conversion Price"). Any such conversions of a portion of the Notes shall be in minimum aggregate amounts of $100,000, or multiples thereof.

                      (b) To elect any conversion, a Purchaser shall provide to
              the Company written notice of said election. The parties shall thereafter proceed with diligence to close said conversion not more than 30 days following the Company's receipt of the election notice. The effective date of any conversion shall be the date on which the election notice is delivered to the Company notwithstanding that closing may be delayed beyond 30 days after a Purchaser's election notice is delivered to the Company. Any Purchaser electing to convert its Notes shall realize all economic and equitable benefits of conversion from and after said effective date.

                      (c) Upon the closing of a conversion, the Company shall
              authorize and issue to such Purchaser a certificate representing the applicable number of shares of Common Stock issuable upon such conversion in accordance with this Section 10.7.

                      (d) In the event the Company issues equity securities
              after the date of this Agreement (other than pursuant to the granting of stock options pursuant to employee stock option plans approved by the Company's stockholders; or the exercise or conversion of outstanding warrants, stock options or convertible securities, including without limitation the conversion of the Ozturk Convertible Loan) with a price of less than US$0.90 per share, such price per share determined net of all fees, costs and expenses incurred in connection with such issuance, then the Conversion Price in Section 10.7(a) shall be automatically reset to the lowest net effective price per share, without any further action of the Purchasers.

                      (e) In the event the number of outstanding shares of
              Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization, combination, merger, consolidation or any similar transaction, then the Conversion Price in Section 10.7(a) and the number of shares of Common Stock issuable upon conversion of the Notes will be appropriately adjusted to reflect any such event, such that the holders will receive upon conversion the identical number of shares of Common Stock or other consideration or property to be received by the holders of the Common Stock as if the holders had converted their Notes immediately prior to any such event as such amount would then be adjusted by reason of such stock split, stock dividend, reverse stock split, reclassification, recapitalization, combination, merger, consolidation or other similar transaction. No fractional shares of Common Stock shall be issued upon any conversion; instead the Conversion Price shall be appropriately adjusted so that holders shall receive the nearest whole number of shares upon any conversion.

         Section 10.8. Additional Security. Upon the reasonable request of the Required Holders, the Company shall promptly, and shall promptly cause any Material Subsidiaries requested by such Required Holders to, provide any additional security as requested by the Required Holders, including, without limitation, any additional pledges, charges, collateral assignments, security agreements and/or any other encumbrance or lien in favor of the Purchasers with respect to the Company or any of its Material Subsidiaries. In addition, upon the reasonable request of the Required Holders, the Company shall also provide or cause any Material Subsidiaries to provide any requested legal opinions relating to such security and certificates of the Company or any of its Material Subsidiaries certifying true and correct copies of any authorizing resolutions relating to such security. The Parties acknowledge and agree that it is the intent of the Parties to cause the Notes to be secured by all Material assets of the CanArgo Group Members.

         Section 10.9. Payment of Special Counsel and other Fees. After the Closing, the Company shall pay or cause to be paid within ten Business Days after receipt of an invoice therefor the reasonable fees, charges and disbursements of your special counsel and the fees of other professionals engaged to represent the Purchasers in connection with this Agreement. The Company's obligation to pay such fees shall not to exceed in the aggregate US$100,000.00 for services rendered by all such counsel and other professionals in connection with the transactions contemplated by the Loan Documents.

         Section 10.10. Payment of Placement Fee. Within ten Business Days after the Closing, the Company shall pay or cause to be paid the placement fee to Orion Securities in the amount of US$250,000.00.

         Section 10.11. Termination of Cornell Facilities. Within ten Business Days after the Closing, Company shall deliver to Purchasers (a) reasonably satisfactory evidence of the payment of all of the Company's obligations under the Cornell Facility and any other agreements relating to or arising out of the Cornell Facility by the payment of the Cornell Facility in full and in cash with the proceeds from the issuance of the Notes and (b) a copy of the notice of termination delivered under the Cornell Facility.

SECTION 11. NEGATIVE COVENANTS.

         Without the prior written consent of the Required Holders, the Company covenants, on its own behalf and on behalf of each of its other CanArgo Group Members that so long as any aggregate principal amount of the Notes is outstanding:

         Section 11.1. Transactions with Affiliates. Except as provided in
Schedule 11.1, the Company will not and will not permit any other CanArgo Group Member to enter into directly or indirectly any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of Material properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Material Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such CanArgo Group Member's business and upon fair and reasonable terms no less favorable to the Company or such CanArgo Group Member than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         Section 11.2. Merger, Consolidation, etc. The Company will not, and will not permit any other CanArgo Group Member to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Material Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, another Material Subsidiary or the Company and (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 11.8, provided immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing).

         Section 11.3. Liens. The Company will not, and will not permit any other CanArgo Group Member to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such other CanArgo Group Member, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

                      (a) Liens for taxes, assessments or other governmental
              charges or levies the payment of which is not at the time required by Section 10.4;

                      (b) statutory Liens of landlords, Governmental Authorities and Liens of carriers, operators, vendors, equipment lessors, warehousemen, mechanics, repairmen, suppliers, workers, construction materialmen and other similar Liens and other like Liens incident of the exploration, development, operation and maintenance of oil and gas properties, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 10.4;

                      (c) Liens (other than any Lien imposed by ERISA) incurred
              or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, trade contracts, leases (other than Capital Leases), government contracts, performance bonds, purchase, construction or sales contracts, regulatory obligations and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

                      (d) any attachment or judgment Lien, not giving rise to an
              Event of Default;

                      (e) leases or subleases granted to others, easements,
              reservations, servitudes, permits, conditions, covenants, exceptions, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from value of such property;

                      (f) any Lien created to secure all or any part of the
              purchase price, or to secure Indebtedness incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or any other CanArgo Group Member after the date of the Closing, provided that

                                    (i) any such Lien shall extend solely to the
                           item or items of such property (or improvement thereon) so acquired, leased or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired, leased or constructed property (or improvement thereon) or which is real property being improved by such acquired, leased or constructed property (or improvement thereon),

                                    (ii) the principal amount of the
                           Indebtedness secured by any such Lien shall at no time exceed an amount equal to 80% (but 100% in the case of property (or improvement thereon) the acquisition of which is financed through a Capital Lease Obligation) of the lesser of (A) the cost to the Company or such other CanArgo Group Member of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction,

                                    (iii) any such Lien shall be created
                           contemporaneously with, or within 180 days after, the acquisition, lease or construction of such property;

                      (g) Liens securing Indebtedness arising under the Loan
              Documents;

                      (h) contractual Liens which arise in the ordinary course
              of business under and pursuant to the terms of the Basic Documents or other concession agreements, production sharing agreements and contracts; joint venture, exploration, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; exploration, production and development licenses; operating agreements; drilling agreements; oil and gas leases; farm-out and farm-in agreements; division orders; contracts for the sale, transportation or exchange of oil and natural gas; unitization and pooling declarations and agreements; area of mutual interest agreements; overriding and net profits royalty agreements; marketing agreements; processing agreements; development agreements; gas balancing or deferred production agreements; injection, repressuring and recycling agreements; salt water or other disposal agreements; seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with applicable GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the property covered by such Lien for the purposes for which such property is held by the Company or any other CanArgo Group Member or materially impair the value of such property subject thereto;

                      (i) Liens arising solely by virtue of any statutory or
              common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System of the United States of America (or any successor Governmental Authority) or other Governmental Authority and no such deposit account is intended by the Company or any other CanArgo Group Member to provide collateral to the depository institution, except in each such case in connection with letter of credit obligations issued pursuant to or in connection with any Basic Documents or other agreements referred to in clause (h);

                      (j) Other Liens not described in clauses (a) to (i) of
              this Section on the property of the Company or any Subsidiary in an aggregate amount at any time not exceeding US$100,000; and

                      (k) Permitted Encumbrances.

         Section 11.4. Priority. Company shall not, without the consent of the Required Holders issue any Indebtedness with priority over, or pari passu with, the Notes.

         Section 11.5. Line of Business. The Company will not, and will not permit any other CanArgo Group Member to, engage to any substantial extent in any business other than the businesses in which the Company and the other CanArgo Group Members are engaged on the date of this Agreement and businesses reasonably related thereto or in furtherance thereof.

         Section 11.6. Restricted Payments. The Company will not make any Restricted Payments, except (a) the Company may declare and pay (i) dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests or Indebtedness and (ii) interest and principal on Indebtedness owed by the Company to another CanArgo Group Member in either case which does not contravene the provisions of this Agreement, and (b) the Company may make distributions pursuant to and in accordance with stock incentive plans or other Plans for management or employees of the Company and its Subsidiaries.

         Section 11.7. Sale-and-Leasebacks. The Company will not, and will not permit any of its Subsidiaries to, enter into any Sale-and-Leaseback Transaction.

         Section 11.8. Sale of Assets, etc.

         (1) Sale of Assets, etc. The Company will not, and will not permit any other CanArgo Group Members to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

                      (a) the property that is the subject of such Transfer
              constitutes either (i) inventory held for sale (including the sale of Hydrocarbons in the ordinary course of business, including, without limitation, pursuant to advance sales contracts, forward contracts and production payments), (ii) abandonments, assignments, leases, subleases or farm-outs of oil and gas properties or dispositions of properties pursuant to operating agreements or other forms of exploration and development agreements or option agreements or (iii) property, equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Subsidiary or that is redundant, condemned, obsolete, and, in the case of any Transfer described in clauses (i) through (iii), such Transfer is in the ordinary course of business (an "Ordinary Course Transfer"); or

                      (b) either

                                    (i) such Transfer is from a CanArgo Group
                            Member to the Company, or

                                    (ii) such Transfer is from the Company to a
                           CanArgo Group Member or from a CanArgo Group Member to another CanArgo Group Member and in either case is for Fair Market Value,

              so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, an "Intergroup Transfer"); or

                      (c) such Transfer involves oil and gas properties or
              interests therein that are exchanged for other oil and gas properties or interests therein in arms length transactions or such Transfer is pursuant to a Permitted Farmout Arrangement.

         (2) Disposal of Ownership of a CanArgo Group Member. The Company will not, and will not permit any CanArgo Group Members to, sell or otherwise dispose of any shares of Subsidiary Stock, nor will the Company permit any such CanArgo Group Member to issue, sell or otherwise dispose of any shares of its own Subsidiary Stock, provided that the foregoing restrictions do not apply to:

                      (a) the issue of directors' qualifying shares by any such
              Material Subsidiary;

                      (b) any such Transfer of Material Subsidiary Stock
              constituting an Intergroup Transfer;

                      (c) any such Transfer of Material Subsidiary Stock by a
              nominee holder as required pursuant to the terms of a Pledge Agreement;

                      (d) any issuance of shares of Subsidiary Stock by a
              Material Subsidiary that qualifies as a Permitted Farmout Arrangement; and

                      (e) the disposition or dissolution of any Subsidiary that
              is not a Material Subsidiary; provided that the proceeds of such disposition or assets of the Subsidiary are transferred to another CanArgo Group Member and immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist.

         Section 11.9. Future Indebtedness. The Company will not incur any Indebtedness after the date of this Agreement other than (a) Indebtedness outstanding under the Notes, (b) any additional unsecured Indebtedness, the aggregate amount outstanding thereunder at any time shall not exceed US$1,250,000, (c) unsecured Indebtedness of the Company to another CanArgo Group Member or unsecured Indebtedness of a CanArgo Group Member or direct or indirect Subsidiary of the Company to another CanArgo Group Member, and (d) Indebtedness of a CanArgo Group Member to a direct or indirect Subsidiary of the Company that is not a Material Subsidiary provided that the aggregate amount outstanding thereunder at any time shall not exceed US$1,000,000. In considering whether to give its consent to any future Indebtedness, the Required Holders shall be entitled to take into consideration, inter alia, the potential effects of any such proposed Indebtedness upon the financial condition and wherewithal of the Company and/or upon their rights under the Loan Documents, and any decision by the Required Holders to withhold their consent to any such proposed future Indebtedness shall be final and binding absent a showing of manifest bad faith.


         Section 11.10. Basic Documents. The Company shall not and shall not permit any other CanArgo Group Member, to (i) cancel or terminate any Basic Agreement to which the Company or other CanArgo Group Members are a party or consent to or accept any cancellation or termination thereof prior to the scheduled expiration thereof, (ii) sell, assign (other than pursuant to the Security Documents or a Permitted Farmout Arrangement) or otherwise dispose of (by operation of law or otherwise) any part of its interest in any Basic Agreements, (iii) waive any default under or breach of any provision of any Basic Agreement to which the Company or any of its Subsidiaries are a party, or waive, fail to enforce, forgive, compromise, settle, adjust or release any Material right, interest or entitlement, howsoever arising, under, or in respect thereof, or (iv) amend, supplement, modify or in any way vary in any respect or agree to any variation of any provision of any Basic Agreement to which the Company or any other CanArgo Group Members are a party, or of the performance of any Material covenant or obligation by any other Person under any Basic Agreement, except any amendment, supplement, modification or variation of the Basic Agreements as a result of the transfer by (x) NOC (Cyprus)'s interest in the Ninotsminda PSC (as defined in Schedule 6.19) to NOC (Jersey) and (y) CNL (Cyprus)'s interest in the Norio PSC and Tbilisi PSC (both as defined in Schedule 6.19) to CNL (Jersey).

         Section 11.11. Anti-takeover Defense.

                      (a) Except as hereinafter specifically provided, so long
              as any Indebtedness under any of the Notes is outstanding, the Company shall not enter into or adopt any anti-takeover defense, "poison pill", shareholder rights plan or any other device designed to prevent a takeover, hostile or otherwise, that could encumber, restrict or affect Ingalls & Snyder LLC, Robert L. Gipson, Thomas O. Boucher, and/or Ingalls & Snyder Value Partners L.P. to acquire any Equity Interests of the Company.

                      (b) Notwithstanding the provisions of Section 11.11(a) to
              the contrary provided, the Company may enter into or adopt an anti-takeover defense, "poison pill", shareholder rights plan or any other device designed to prevent Ingalls & Snyder LLC, Robert
              L. Gipson, Thomas O. Boucher, and/or Ingalls & Snyder Value Partners L.P. or other Note holders to acquire such Equity Interests by means of or in connection with the direct or indirect forbearance, cancellation or exchange of all or any part of the Indebtedness evidenced by the Notes.

                      (c) Notwithstanding the provisions of Section 11.11(a) to
              the contrary provided, Ingalls & Snyder Value Partners L.P. hereby agrees that so long as any Notes are outstanding and no Event of Default exists and is continuing and until the expiration of the second anniversary after the indefeasible satisfaction of all Indebtedness under the Notes, whether by payment, conversion, exchange or otherwise (other than in connection with any proceeding under the United States Bankruptcy Code), Ingalls & Snyder Value Partners L.P. shall not, without the express written consent or approval of the incumbent Board of Directors of the Company, solicit or otherwise seek to effect or participate in a Change of Control of the Company or a change in the composition of the incumbent Board of Directors by means of the purchase or offer to purchase of any Equity Interests of the Company, the solicitation of proxies or written consents, or by voting any Equity Interests acquired by Ingalls & Snyder Value Partners L.P. upon the conversion of Notes pursuant to Section 10.7, in connection with any solicitation of proxies or written consents or at any regular or special meeting of shareholders or otherwise.

         SECTION 12. EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                      (a) the Company defaults in the payment of any principal
              at the applicable Redemption Price, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                      (b) the Company defaults in the payment of any interest on any Note or in the payment of any expenses due hereunder or under any Security Document for more than five Business Days after the same becomes due and payable; or

                      (c) the Company defaults in the performance of or
              compliance with any term contained in Sections 9.6, 10.11, 11.2, 11.3, 11.4, 11.6, 11.7, 11.8, 11.9, 11.10, or 11.11; or

                      (d) the Company defaults in the performance or compliance
              with any other term herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 12) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual and not constructive knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 12); or

                      (e) any representation or warranty made in writing by or
              on behalf of the Company or any other CanArgo Group Member or by any officer of the Company or any other CanArgo Group Member in this Agreement, in any Security Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made; or

                      (f) the Company or any other CanArgo Group Member (i) is
              generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or
              (vi) takes corporate action for the purpose of any of the foregoing; or

                      (g) a court or governmental authority of competent
              jurisdiction enters an order appointing, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any other CanArgo Group Member, or any such petition shall be filed against the Company or any other CanArgo Group Member and such petition shall not be dismissed or stayed pending appeal within 90 days, or are not discharged within 60 days after the expiration of such stay; or

                      (h) a final judgment or judgments for the payment of money aggregating in excess of US$2,500,000 (to the extent not covered by insurance) are rendered against the Company or any other CanArgo Group Member and which judgments are not, within 90 days after entry thereof, bonded, discharged, finally settled or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                      (i) if (i) any Plan subject to ERISA shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan subject to ERISA shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any such Plan or the PBGC shall have notified the Company or any ERISA Affiliate or other Affiliate that a Plan subject to ERISA may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans subject to ERISA, determined in accordance with Title IV of ERISA shall exceed US$500,000, (iv) the Company or any ERISA Affiliate or other Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans subject to ERISA in excess of $500,000, (v) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan maintained by the Company or an ERISA Affiliate, determined as of the end of its most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, exceeds the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities by US$500,000 or more, (vi) either the Company or an any other CanArgo Group Member incurs a Material liability pursuant to any Foreign Pension Plan which could reasonably be expected to have a Material Adverse Effect, (vii) the Company or any ERISA Affiliate or other Affiliate withdraws from any Multiemployer Plan, or
              (viii) the Company or any other CanArgo Group Member establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any other CanArgo Group Member thereunder in any Material respect; and any such event or events described in clauses (i) through (viii) above, either individually or together with any other such event or events, has a Material Adverse Effect; or

                      (j) (i) this Agreement, the Notes, any Security Document,
              or any other Loan Document ceases to be in full force and effect (except in accordance with its terms) or is declared null and void or the validity or enforceability is contested or challenged by Company, any Affiliate of Company or any of their respective partners or shareholders; (ii) Company denies that it has any further liability or obligation under any of the Loan Documents prior to the indefeasible satisfaction in full of all Obligations under the Loan Documents; or (iii) any of the Liens and security interest granted to Purchasers under the Security Documents cease to be valid or perfected or cease to have the priority required hereby or under the Security Documents prior to the indefeasible satisfaction in full of all Obligations under the Loan Documents, other than as a result of the action or omission by any Purchaser or holder; or

                      (k) the Company or any other CanArgo Group Member modifies or amends any of its Charter Documents in any Material manner without the Required Holders' prior written consent, unless any such amendment will not result in a Default or Event of Default (without regard to this Section 12(k)) and will not adversely affect the rights of the holders under the Loan Documents; or

                      (l) a change occurs in the consolidated financial
              condition of the Company or in the physical, operational or financial status of the Properties, which change is not otherwise described in this Article 12 and has a Material Adverse Effect and which has not been remedied pursuant to Section 12(d).

SECTION 13. REMEDIES ON DEFAULT, ETC.

              Section 13.1. Acceleration.

                      (a) If an Event of Default with respect to the Company or
              any other CanArgo Group Member described in paragraph (f) or (g) of Section 12 (other than an Event of Default described in clause
              (i) of paragraph (f) or described in clause (vi) of paragraph (f) by virtue of the fact that such clause encompasses clause (i) of paragraph (f)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                      (b) If any other Event of Default has occurred and is
              continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                      (c) If any Event of Default described in paragraph (a) or
              (b) of Section 12 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 13.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes at the applicable Redemption Price, if any, plus all accrued and unpaid interest thereon (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment at the Redemption Price by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         Section 13.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 13.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Upon an Event of Default, holders will have, in addition to all of their other rights arising under any of the Loan Documents or by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law of the jurisdiction where any such Collateral is then located and will have the right to enter upon any premises where the Collateral is kept and peacefully retake possession in accordance with the provisions of the Uniform Commercial Code or such other applicable law.

         Section 13.3. Collateral. Holders will have no obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshal any Collateral of any kind for the benefit of any other creditor of Company or any other Person. Company grants to each holder a license or other right to use, without charge, Company labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature related to the Collateral and necessary or convenient to enable holder to complete production of, advertising for sale and selling any Collateral, and Company's rights under all such licenses and any franchise, sales or distribution agreements will inure to the holder's benefit in connection therewith. Holder agrees that it shall, in connection with the foregoing and in the exercise of its rights hereunder comply with all applicable laws, rules and regulations promulgated by all Governmental Authorities with jurisdiction.

         Section 13.4. Costs and Expenses. Company shall pay all costs and expenses of amending, administering, implementing, perfecting, collecting, defending, declaring and enforcing holder rights, security interests in the Collateral under this Agreement or any Security Document or other instrument or agreement delivered in connection with any of the Loan Documents, including searches and filings at all times, and holder's reasonable attorneys' fees (actually incurred, regardless of whether any litigation is commenced or default is declared and regardless of tribunal or jurisdiction) .

         Section 13.5. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 13.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the

Company has paid all overdue interest on the Notes and all principal at the applicable Redemption Price, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal at the applicable Redemption Price, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 13.5 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         Section 13.6. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 13, including, without limitation, reasonable attorneys' fees, expenses and disbursements actually incurred.

SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         Section 14.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or Knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes; provided that such holder in its request agrees that such information is subject to the confidentiality provisions of Section 21.

         Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes and may request that such transferee, at the Company's reasonable cost and expense, provide the Company with an opinion of counsel reasonably acceptable to the Company and in a form and substance reasonably acceptable to the Company and its counsel to the effect that such transfer is not subject to registration under applicable Securities Laws. Notes shall not be transferred in denominations of less than US $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than US $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have agreed to become bound by the provisions of the Loan Documents applicable to Purchasers and holders and to have made the representations set forth in Section 7.

         Section 14.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                      (a) in the case of loss, theft or destruction, of a bond
              or other indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least the greater of (i) the principal amount of such Note or
              (ii) US$5,000,000, and the Company receives a certification from any senior financial officer or other individual with the responsibility for the administration of such Person's investment in the Notes to such effect, such Person's own duly authorized unsecured agreement of indemnity shall be deemed to be satisfactory), or

                      (b) in the case of mutilation, upon surrender and
              cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15. PAYMENTS ON NOTES.

         Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal at the applicable Redemption Price, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of the holder of such Note in such jurisdiction. The holder of such Note may at any time, by notice to the Company and each other holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the holder of such Note in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         Section 15.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section
15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal at the applicable Redemption Price, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in Section
14.2 and in this Section 15.2.

SECTION 16. EXPENSES, ETC.

         Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated and subject to the provisions of Section
10.9 with respect to costs and expenses incurred prior to Closing, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any of the Loan Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under any of the Loan Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any of the Loan Documents, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Material Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes; provided, however, notwithstanding anything in the foregoing provided to the contrary, the Company shall not be required to pay: (i) the fees, costs and expenses of more than one special counsel, and, if reasonably required, local or other counsel, for all the Purchasers; (ii) any legal or other professional fees, costs and expenses incurred in connection with or attributable to your or any holder's breach (as determined by a final, binding and non-appealable order of a court of competent jurisdiction) of any provision of the Loan Documents applicable to such Person and (iii) legal or other professional fees, costs and expenses incurred prior to and in connection with the Loan Documents, which exceed $100,000 in the aggregate. The Company will pay, and will save you and each other holder harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you or such holder).

         Section 16.2. Survival. The obligations of the Company under this
Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Security Documents or the Notes, and the termination of this Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained in the Loan Documents shall survive the execution and delivery of the Loan Documents and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and any partial payment on any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note and shall expire and be of no further force and effect when all principal, interest and other amounts payable on the Notes shall have been indefeasibly paid in full in accordance with the provisions thereof. The Loan Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

         Section 18.1. Requirements. This Agreement, the Security Documents and the Notes may be amended, and the observance of any term hereof or of the Security Documents or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, or 22 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 13 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 9, 12(a), 12(b), 13, 18 or 21.

         Section 18.2. Solicitation of Holders of Notes.

                      (a) Solicitation. The Company will provide each holder of
              the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required (but in no event less than five (5) Business Days), to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                      (b) Payment. The Company will not directly or indirectly
              pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

                      (c) Manner of Solicitation. Any such solicitation may be
              made and written consents received by the Company in accordance with the provisions of Section 19.

         Section 18.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note or any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         Section 18.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Security Documents or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent

                      (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or

                      (b) by registered or certified mail with return receipt
              requested (postage prepaid), or

                      (c) by a recognized overnight delivery service (with
              charges prepaid). Any such notice must be sent:

                                    (i) if to you or your nominee, to you or it
                           at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                                    (ii) if to any other holder of any Note, to
                           such holder at such address as such other holder shall have specified to the Company in writing in accordance with the provisions of this Section 19, or

                                    (iii) if to the Company, to the Company at
                           its address set forth at the beginning hereof to the attention of Chief Executive Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

         Notices under this Section 19 will be deemed given only when actually received.

SECTION 20. REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) subject to the provisions of Section 21, financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

         For the purposes of this Section 21, "Confidential Information" means information delivered to you or any holder by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to the Loan Documents that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you or such holder as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you or such holder prior to the time of such disclosure through no act or omission by you or any Person authorized to act on your behalf in breach of any duty of confidentiality, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary from any Person who has not breached any duty of confidentiality owed to the Company or any Subsidiary, (d) constitutes financial statements delivered to you under Section 8.1 that are otherwise publicly available or (e) concerns or relates to the U.S. federal income tax treatment or U.S. federal income tax structure of the transactions contemplated hereby (and you may disclose to any and all persons, without limitation of any kind, any such information with respect to such U.S. federal income tax treatment and U.S. federal income tax structure). You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you and you may only use the Confidential Information in connection with the transactions contemplated by the Loan Documents, including, without limitation, the administration, preservation, or enforcement of your rights relating to your investment represented by your Notes, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes) who are subject to a duty of confidentiality or otherwise agree to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 21, (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note who agrees to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
21), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement; provided, however, prior to disclosing any Confidential Information pursuant to clauses (vi), (vii) or
(viii) (other than in connection with clause (z) of clause (viii)) you shall (if reasonably practicable under the circumstances and provided that you are not legally prohibited from doing so) notify the Company of the proposed disclosure and afford it a reasonable opportunity to seek an injunction or other protective order against the public release of all or any portion of such Confidential Information. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 21.

SECTION 22. SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate repeating and reaffirming the accuracy with respect to it of all of the representations set forth in Section 7 with the same effect as of such acquisition as when you initially acquired your Notes. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such

Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement. Any substitute, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have agreed to become bound by the provisions of the Loan Documents applicable to Purchasers and holders and to have made the representations set forth in Section 7.

SECTION 23. MISCELLANEOUS.

         Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         Section 23.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal at the applicable Redemption Price, if any, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 23.4. Construction and Interpretation. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. All references to immediately available funds or dollar amounts contained in this Agreement shall mean United States dollars. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The parties acknowledge and agree that (i) each party and its counsel have reviewed the terms and provisions of this Agreement and have contributed to its revision,
(ii) the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of it, and (iii) the terms and provisions of this Agreement shall be constructed fairly as to all parties hereto and not in favor or against any party, regardless of which party was generally responsible for the preparation of this Agreement. The terms "herein", "hereof"" or "hereunder" shall refer to the entire Agreement; all references to Sections shall refer to sections of this Agreement; "including" means "and including without limitation." Words importing the singular also include the plural and vice versa.

         Section 23.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         Section 23.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         Section 23.7 Submission to Jurisdiction. For the purposes of any action or proceeding involving this Agreement, the Notes or any other agreement or document referred to herein or therein, the Company hereby, and shall cause its Subsidiaries to, expressly submit to the nonexclusive jurisdiction of all federal and state courts sitting in the Borough of Manhattan, City and State of New York and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided that a reasonable time for appearance is allowed. The Company hereby waives, and shall cause its Subsidiaries to irrevocably waive any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Notes or any other agreement or document referred to herein or therein brought in any federal or state court sitting in the City and State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 23.8 Appointment of Agent for Service of Process.

                      (a) The Company hereby irrevocably designates and
              appoints, and shall cause the other CanArgo Group Members to irrevocably designate and appoint Satterlee Stephens Burke & Burke LLP, at its office at 230 Park Avenue, Suite 1130, New York, N.Y. 10169, Attention: Peter A Basilevsky Esq., as its and their authorized agent, to accept and acknowledge on its behalf service of any and all legal process which may be served in any suit, action or proceeding referred to in Section 23.7 above in any federal or New York State court sitting in the Borough of Manhattan, New York City. The Company represents and warrants that such agent has agreed to accept such appointment. Said designation and appointment shall not be revocable by the Company or any other CanArgo Group Member until all principal, interest and other amounts payable on the Notes shall have been paid in full in accordance with the provisions thereof. If such agent shall cease to act as agent, the Company shall, and shall cause the other CanArgo Group Members to, designate irrevocably and appoint without delay another such agent.

                      (b) The Company hereby consents, and shall cause the other
              CanArgo Group Members to consent to process being served in any suit, action or proceeding referred to in Section 23.7 in any federal or New York State court sitting in the Borough of Manhattan, New York City by service of process upon its agent appointed as provided in subsection (a) above; provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to such Person at its address. The Company hereby irrevocably waives, and shall cause the other CanArgo Group Members to irrevocably waive, to the fullest extent permitted by law, all claim of error by reason of service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Person in any such suit, action or proceeding and shall, to the fullest extent permitted by law, constitute valid and personal service upon and personal delivery to such Person.

                      (c) Nothing in this Section 23.8 shall affect the right of the Purchasers to serve process in any other manner permitted by law or limit the right of the Purchasers to bring proceedings against the Company or any Material Subsidiary in the courts of any jurisdiction or jurisdictions.

                      (d) In the event process is served pursuant to Section
              23.8(a), the Purchasers shall endeavor to provide the Company with a copy of such process promptly after delivering service of process in accordance with Section 23.8(a). The Parties agree that any delay or failure to comply with this Section 23.8(d) shall in no way constitute a defense of the Company or any other CanArgo Group Member and the Company covenants not to use any such failure as a defense of any kind.

         Section 23.9 Company Indemnification. The Company covenants with each such holder that it will indemnify and hold harmless such holder against any liability of any kind which may be actually incurred or suffered in connection with the conduct of the CanArgo Member Group's businesses or use of their property except in circumstances where the liability arises from the act or omission of such holder; provided, however, the Company shall not be liable for any punitive, consequential or special damages or liability incurred by such holder, unless such punitives, consequential or special damages arise in connection with a third party claim against you, in which case, the Company's indemnity obligation shall not be limited.

         If any action is brought against a holder (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this Section 23.9 unless the Company's defense of any such action is actually prejudiced) and the Company shall promptly assume the defense of such action including the appointment of counsel and payment of expenses. Such indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the Company, (ii) the Company shall not have promptly employed counsel satisfactory to such indemnified party to have charge of the defense of such action or (iii) such indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Company and the representation of the indemnified party by counsel chosen by the parties represented by such counsel, in any of which events such fees and expenses shall be borne by the Company and the Company shall have the right to direct such the defense of such action on behalf of the indemnified party. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for settlement for any such claim or action effected without its written consent. The Company agrees promptly to notify the holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Notes or any application.

                                    * * * * *

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                Very truly yours,

                                  CanArgo Energy Corporation



                                  ----------------------------------------------
                                  By
                                     -------------------------------------------
                                       Its
                                         ---------------------------------------

The foregoing is hereby agreed to as of the date thereof.



PURCHASERS:

INGALLS & SNYDER VALUE PARTNERS L.P.



-----------------------------------------
Thomas O. Bouchar Jr.
General Partner




Nikolaos D. Monoyios


-----------------------------------------




Thomas L. Gipson


-----------------------------------------




Arthur Koenig


-----------------------------------------




Thomas L. Gipson IRA


-----------------------------------------




Evan Janovic


-----------------------------------------

Arthur Ablin


-----------------------------------------




Fledgling Associates, LLC
By:  Hartz Trading, Inc., Manager


-----------------------------------------
Edward Stern
President




Adam Janovic


-----------------------------------------




Neil Janovic


-----------------------------------------




Anthony Corso


-----------------------------------------




John Gilmer


-----------------------------------------




Martin Solomon


-----------------------------------------

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Ingalls & Snyder Value Partners, L.P.                       US $14,000,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc ISVP/CanArgo
        A/c 01-35998-8


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net





                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Nikolaos D. Monoyios                                       US $3,000,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc N. Monoyios - R/O IRA
        A/c 01-49211-0


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net


                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Thomas L. Gipson                                           US $2,000,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc TLG
        A/c 01-28821-6


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net


                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Arthur Koenig                                              US $2,000,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Arthur Koenig
        A/c 01-39896-3


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net


                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Thomas L. Gipson IRA                                       US $1,000,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689 ffc TLG IRA
        A/c 01-28822-5


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net



                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Evan Janovic                                               US $550,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Evan Janovic
        A/c 01-36754-0


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net





                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Arthur Ablin                                               US $500,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Arthur Ablin
        A/c 01-00412-0-2


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net



                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Fledgling Associates, LLC                                  US $500,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Fledgling Associates, LLC
        A/c 01-25145-1


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net



                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Adam Janovic                                               US $400,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Adam Janovic
        A/c 01-36750-4


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net



                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Neil Janovic                                               US $400,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Neil Janovic
        A/c 01-36756-8


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net





                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Anthony Corso                                              US $250,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Anthony Corso
        A/c 01-17121-6


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net



                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

John Gilmer                                                US $250,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc John Gilmer
        A/c 01-28416-7-1


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net



                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASERS                             NOTES TO BE PURCHASED

Martin Solomon                                             US $150,000.00

(1)     All payments by wire transfer of immediately available funds to:

        JP Morgan Chase
        1 Chase Manhattan Plaza
        New York, NY 10006
        ABA#021000021
        fbo Ingalls & Snyder LLC
        a/c 930-4-015689
        ffc Martin Solomon
        A/c 01-70020-1


        with sufficient information to identify the source and application of such funds.

(2) All communications and notices of payments and written confirmations of such wire transfers:

        Thomas O. Boucher, Jr.
        Ingalls & Snyder LLC
        61 Broadway
        New York, NY 10006
        212-269-7897 v
        212-269-4177 f    tob@Ingalls.net


                                   Schedule A

                                   SCHEDULE B
                                  DEFINED TERMS


         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "Agreement" means this Note Purchase Agreement.

         "Basic Agreements" means the agreements listed on Schedule 6.19.

         "Basic Documents" means production sharing contracts and production sharing agreements, the Basic Agreements, and any other Hydrocarbon purchase, sales, exchange, processing, gathering, treatment, compression and transportation agreements; farmout or farm-in agreements; drilling contracts; seismic or other geologic or geographical agreements; unitization agreements; joint venture, exploration, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; area of mutual interest agreements; salt water disposal agreements, servicing contracts; easement and/or pooling agreements; surface leases, permits, licenses, rights-of-way, servitudes or other interests appertaining to the Properties and all other contracts and agreements relating to the Properties.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "CanArgo Group Member" means the Company and each Material Subsidiary of the Company identified in Schedule 6.4, and all of them collectively. Each newly formed or acquired Material Subsidiary shall become and be deemed to constitute a CanArgo Group Member upon execution of a Subsidiary Guaranty.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP applicable to such lessee.

         "Capital Lease Obligations" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease, which would, in


                                   SCHEDULE B
accordance with GAAP applicable to such lessee, appear as a liability on a balance sheet of such Person.

         "Change in Control" has the meaning set forth in Section 9.6(h).

         "Charter Documents" means, as applicable for any Person that is not an individual, the articles or certificate of incorporation or formation, certificate of limited partnership, regulations, bylaws, partnership or limited partnership agreement, and all similar documents related to the formation and governance of that Person, together with all amendments to any of them.

         "Closing" is defined in Section 4.

         "CNL (Cyprus)" means CanArgo Norio Limited, a company organized under the laws of the Republic of Cyprus.

         "CNL (Jersey)" means CanArgo Norio Limited, a company organized under the laws of Jersey.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Collateral" means all Property and all Personal Property now owned or later acquired by the Company.

         "Common Stock" means the common stock, par value $.10 per share, of the Company.

         "Company" means CanArgo Energy Corporation, a Delaware corporation.

          "Confidential Information" is defined in Section 21.

         "Consolidated Assets" means the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with applicable GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

         "Control Event" has the meaning set forth in Section 9.6(i).

         "Cornell Facility" means the Promissory Note between the Company and Cornell Capital Partners, LP dated April 26, 2005 and the Standby Equity Distribution Agreement between the Company and Cornell Capital Partners, LP dated February 11, 2004.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means 3% per annum above the rate of interest stated in Table 1 of the Note.

         "Distribution" means, in respect of any corporation, association or other business entity:

                      (a) dividends or other distributions or payments on
              capital stock or other Equity Interests of such corporation, association or other business entity (except distributions in such stock or other Equity Interests or Indebtedness as permitted by the Agreement); and

                      (b) the redemption or acquisition of such stock or other
              Equity Interests or of warrants, rights or other options to purchase such stock or other Equity Interests (except when solely in exchange for such stock or other Equity Interests or Indebtedness as permitted by the Agreement) unless made, contemporaneously, from the net proceeds of a sale of such stock or other Equity Interests.

         "Disposition Value" means, at any time, with respect to any property, the book value thereof, valued at the time of such disposition in good faith by the Company.

         "Dollar" or "$" means lawful money of the United States of America.

         "Environmental Laws" means any and all federal, state, provincial, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "Event of Default" is defined in Section 12.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund but excluding any governmental plan or program requiring the mandatory payment of social insurance taxes or similar contributions to a governmental fund with respect to the wages of an employee) or other similar program established or maintained outside the United States of America by the Company or any ERISA Affiliate for the benefit of employees of the Company or any ERISA Affiliate residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment excluding contractual notice payments, and which plan is not subject to ERISA or the Code.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the stated jurisdiction.

         "Governmental Authority" means

                      (a) the governments of

                                    (i) the United States of America, the
                           Republic of Georgia, the Republic of Kazakhstan or the United Kingdom or any State, province or other political subdivision thereof, or

                                    (ii) any jurisdiction in which the Company
                           or any other CanArgo Group Member conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any other CanArgo Group Member, or

                      (b) any entity exercising executive, legislative,
              judicial, regulatory or administrative functions of, or pertaining to, any such government, including any stock exchange.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                      (a) to purchase such indebtedness or obligation or any
              property constituting security therefor;

                      (b) to advance or supply funds (i) for the purchase or
              payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                      (c) to lease properties or to purchase properties or
              services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                      (d) otherwise to assure the owner of such indebtedness or
              obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 14.1.

         "Hydrocarbons" means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

         "Impairment" means, with respect to any Basic Agreement, the rescission, termination, cancellation, repeal, invalidity, suspension (other than by reason of an event of "force majeure" (as defined in such Basic Agreement) to the extent suspension by reason of an event of "force majeure" (as defined in such Basic Agreement) is expressly permitted by such Basic Agreement or approval of any Governmental Authority or results from applicable law), injunction, inability to satisfy stated conditions to effectiveness or amendment, modification or supplementation. The verb "Impair" shall have a correlative meaning.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

                      (a) its liabilities for borrowed money and its redemption
              obligations in respect of mandatory redeemable Preferred Stock;

                      (b) its liabilities for the deferred purchase price of
              property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                      (c) all liabilities appearing on its balance sheet in
              accordance with GAAP in respect of Capital Leases;

                      (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                      (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money) other than with respect to letters of credit which are 100% cash collateralized;

                      (f) interest rate, currency or commodity (including crude
              oil and natural gas) swaps, caps, collars, forwards, futures or derivatives transactions or similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency of such Person; and

                      (g) any Guaranty of such Person with respect to
              liabilities of a type described in any of clauses (a) through (f) hereof, other than parent company guarantees provided by the Company in respect of the Indebtedness or obligations of any of its Subsidiaries under the Basic Documents.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Institutional Investor" means (a) any Purchaser, (b) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Knowledge" means, either:

                      (i) in respect of the Company, the actual and not
              constructive knowledge of Dr David Robson, Vincent McDonnell, Niko Tevzadze and any officers of the Company or any Material Subsidiary or any employees of the Company or any Material Subsidiary in each case that report directly to any officers of the Company or any Material Subsidiary; or

                      (ii) in respect of the Purchaser, the actual and not
              constructive knowledge of the officer of the Purchaser with responsibility for making or administering of the investment in the Notes.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person.

         "Loan Documents" means this Agreement, the Notes, the Security Documents, the Registration Rights Agreement, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith, all as amended, modified, restated or reassigned from time to time.

         "Material" means material in relation to the business, operations, financial condition, assets or properties of the CanArgo Group Members taken as a whole.

         "Material Subsidiary" means any direct or indirect Subsidiary of the Company (a) listed in Schedule 5.11, or (b) (i) having either net assets, annual revenues or Indebtedness to any CanArgo Group Member in excess of US$1,250,000, as stated in such Subsidiary's most recent annual audited financial statements; or (ii) that is a party to a Basic Agreement.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the CanArgo Group Members taken as a whole, (b) the ability of any CanArgo Group Member to perform its obligations under the Loan Documents to which it is a party or (c) the validity or enforceability of any of the Loan Documents.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "NOC (Cyprus)" means Ninotsminda Oil Company Limited, a company organized under the laws of the Republic of Cyprus.

         "NOC (Jersey)" means Ninotsminda Oil Company Limited, a company organized under the laws of Jersey.

         "Notes" is defined in Section 1.

         "Obligations" means and include all Indebtedness, liabilities, obligations, covenants, duties and amounts owing or to be owing by Company to Purchasers of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising directly or indirectly, under any Loan Documents, and all renewals, extensions and/or rearrangements of any of the foregoing. The term includes, but is not limited to, all interest, reasonable charges, expenses, consultants' and attorneys' fees and any other sum chargeable to Company under any of the Loan Documents.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "Ozturk Convertible Loan" means the Convertible Loan in the sum of $1,070,000 plus accrued interest advanced to the Company pursuant to the Amended and Restated Loan and Warrant Agreement between Salahi Ozturk and the Company dated August 27, 2004.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Permitted Encumbrances" shall mean (i) royalties, overriding royalties, reversionary interests, production payments and similar burdens which are in existence on the date hereof; (ii) sales contracts or other arrangements for the sale of production Hydrocarbons which would not (when considered cumulatively with the matters discussed in clause (i) above) deprive Company of any Material right in respect of Company's assets or properties (except for rights customarily granted with respect to such contracts and arrangements);
(iii) statutory Liens for taxes or other assessments that are not yet delinquent (or that, if delinquent, are being contested in good faith by appropriate proceedings, levy and execution thereon having been stayed and continue to be stayed and for which Company has set aside on its books adequate reserves in accordance with GAAP); (iv) easements, rights of way, servitudes, permits, surface leases and other rights in respect to surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like, conditions, covenants and other restrictions, and easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights of way on, over or in respect of Company's assets or properties and that do not individually or in the aggregate, cause a Material Adverse Effect; (v) rights reserved to or vested in any Governmental Authority to control or regulate Company's assets and properties in any manner, and all applicable laws, rules and orders from any Governmental Authority; and (vi) those liens issued pursuant to Section 11.3.

         "Permitted Farmout Arrangement" means a farmout agreement with a counterparty (a) with (i) equity securities listed on a major North American or European exchange and (ii) a market capitalization on the date of such agreement of greater than US$100,000,000; (b) that is a Person listed in Schedule 11.8; or
(c) that has estimated quantities of proved developed oil reserves in excess of 20 million barrels which geological and engineering data from an internationally known engineering firm or another engineering firm acceptable to the Required Holders demonstrates with reasonable certainty to be recoverable in future years from known reservoirs.

         "Personal Property" means all personal property of every kind including all goods (including equipment), documents, accounts, chattel paper (whether tangible or electronic), money, deposit accounts, letters of credit and letter-of-credit rights (without regard to whether the letter of credit is evidenced by a writing), documents, securities and all other investment property, supporting obligations, any other contract rights (including all rights in transportation agreements, processing agreements, delivery agreements and seismic agreements related to the Properties) or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles and rights to seismic and other geophysical data) and all permits, licenses, books and records related to the Properties or the businesses of Company, whether now owned or later acquired by Company.

         "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Pledge Agreements" means the three Pledge Agreements executed by CanArgo Limited, a company organized under the laws of Ontario, Canada, and Canargo Limited, a company organized under the law of the Island of Guernsey as Pledgors, in favor of the Purchasers and the holders from time to time of the Notes, as secured parties, pursuant to which such pledgors pledge the Equity Interests indicated in each such Pledge Agreement.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Property" or "Properties" means, collectively, all real and personal property of Company, including but not limited to goods, accounts, contract rights, money, deposits, receivables, inventory, licenses, permits, leases, insurance proceeds, intangibles, all books and records with respect to all of the foregoing and the interests of Company in any oil and gas transportation agreements, processing agreements, delivery agreements, seismic and other geophysical data and agreements, and other similar agreements, including, without limitation, the Properties described on Schedule 6.19 attached hereto as the same may be amended from time to time. For the purposes of this Agreement, the Company will be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         "Proposed Prepayment Date" is defined in Section 9.6(c).

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Redemption Price" is defined in Section 9.5.

         "Registration Rights Agreement" means the Registration Rights Agreement in a form reasonably acceptable to the Company and the Purchasers.

         "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, any of its Subsidiaries or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "Restricted Payments" means any Distribution in respect of the Company or any other CanArgo Group Member (other than on account of capital stock or other Equity Interests or Indebtedness authorized by this Agreement of a CanArgo Group Member owned legally and beneficially by the Company or another CanArgo Group Member), including, without limitation, any Distribution resulting in the acquisition by the Company of securities which would constitute treasury stock.

         "Sale-and-Leaseback Transaction" means a transaction or series of transactions pursuant to which the Company or any Subsidiary shall sell or transfer to any Person (other than the Company or a Subsidiary) any property, whether now owned or hereafter acquired, ad, as part of the same transaction or series of transactions, the Company or any Subsidiary shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

         "SEC" means the United States Securities and Exchange Commission or any other successor Governmental Authority.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Laws" means the Securities Act and all other federal, provincial or state securities or "blue sky" laws or foreign securities laws and all rules or regulations promulgated thereunder by any Governmental Authority, each as amended from time to time.

         "Security Agreements" means the Security Interest Agreement and Security Agreement executed by the Company, as debtor, in favor of the Purchasers and the holders from time to time of the Notes, as secured parties.

         "Security Documents" means this Agreement, the Security Agreement and the Pledge Agreements and includes, without limitation, any other agreement or writing evidencing any assignment, lien, encumbrance or security interest executed in favor of Purchasers in or on the Collateral and any other documents relevant thereto.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership of which the Company or a Subsidiary is the general partner.

         "Subsidiary Guaranty" means the Guaranty Agreement executed and delivered by each Subsidiary Guarantor in a form reasonably acceptable to the Purchasers and the Company.

         "Subsidiary Guarantor" means each Material Subsidiary of the Company identified on Schedule 5.11 and each newly formed or acquired Material Subsidiary required to execute and deliver a Subsidiary Guaranty in accordance with the provisions of the Loan Documents.

         "Subsidiary Stock" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

         "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property having a Fair Market Value of greater than US $2 million, including, without limitation, Subsidiary Stock.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of New York and in the State of Delaware.

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the Equity Interests (except directors' and nominee's qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                    EXHIBIT 1

                                 [FORM OF NOTE]

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR CANARGO ENERGY CORPORATION ("THE COMPANY") SHALL HAVE RECEIVED AN OPINION OF ACCEPTABLE COUNSEL IN A FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION OF SUCH SECURITIES UNDER SUCH SECURITIES LAWS IS NOT REQUIRED.



                           CANARGO ENERGY CORPORATION

                      SENIOR SECURED NOTE DUE JULY 25, 2009

No. [*]                                                            July 25, 2005
US $[*]

         FOR VALUE RECEIVED, the undersigned, CanArgo Energy Corporation (herein called the "Company", which includes any successor corporation), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [*], or registered assigns ("holder"), the principal sum of US$[*] DOLLARS on [*], 200_, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the per annum rates of interest set out in Table 1 hereto, payable semiannually, on the Thirtieth day of June and December in each year, commencing December 30, 2005, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal at the applicable Redemption Price (as defined in the Note Purchase Agreement referred to below) and any overdue payment of interest, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 3% above the applicable rate of interest set out in Table 1 attached hereto.

         Payments of principal of at the applicable Redemption Price (if any) and interest on with respect to this Note are to be made in lawful money of the United States of America at New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is issued pursuant to a Note Purchase Agreement, dated as of [*], 2005 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in


                                    Exhibit 1

Section 21 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 7 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         This Note is convertible by the holder into shares of common stock, par value $0.10 per share, of the Company at the Conversion Price, as adjusted, in the manner and as otherwise provided in Section 10.7 of the Note Purchase Agreement.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Redemption Price) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         The Company has caused this Note to be duly executed.

                                             CANARGO ENERGY CORPORATION



                                             David Robson
                                             Chairman, President
                                             and Chief Executive Officer


                  TABLE 1 - PER ANNUM INTEREST RATE

FROM                     TO                                     PER ANNUM RATE
----                     --                                     --------------
Date of Issuance         December 31, 2005                      3%
January 1, 2006          December 31, 2006                      10%
January 1, 2007          Final Payment of Notes                 15%


                                      E-1-2

                                  SCHEDULE 5.11
                              SUBSIDIARY GUARANTORS


NINOTSMINDA OIL COMPANY LIMITED, organized under the laws of the Republic of Cyprus

CANARGO LIMITED, organized under the laws of the Island of Guernsey

TETHYS PETROLEUM INVESTMENTS LIMITED, organized under the laws of the Island of Guernsey

CANARGO (NAZVREVI) LIMITED, organized under the laws of the Island of Guernsey

CANARGO NORIO LIMITED, organized under the laws of the Republic of Cyprus

CANARGO SAMGORI LIMITED, organized under the laws of the Island of Guernsey

CANARGO LIMITED, organized under the laws of Ontario, Canada

                                  SCHEDULE 6.3
                              DISCLOSURE MATERIALS


SECTION 6.10 AND 6.15

Under the terms of the service agreement dated January 27, 2005 between Ninotsminda Oil Company Limited ("NOC") and Saipem S.p.A ("Saipem"), NOC had an obligation to provide irrevocable standby letters of credit to Saipem to guarantee payment by NOC under the agreement. Three standby letters of credit in the aggregate amount of $3,900,000 were issued by HSBC International Limited ("HSBC") on the basis that they were 100% cash collateralized pursuant to the security interest agreement between the Company and HSBC dated February 2, 2005. One of the letters of credit in the sum of $1,100,000 expired on July 15, 2005. The second letter of credit in the sum of $2,250,000 expires on October 30, 2005 and the final letter of credit for $550,000 expires on December 30, 2005.


SECTION 6.9 - TAXES

The Company was delinquent in filing income tax and information returns required by tax authorities in Canada and the United States during the fiscal years 2002 and 2003. These payments have now been made

                                  SCHEDULE 6.4
                           SUBSIDIARIES OF THE COMPANY

CANARGO ENERGY CORPORATION AND SUBSIDIARIES
JUNE 30, 2005                                             *MATERIAL SUBSIDIARIES


                                                                                                  CANARGO
                                                                                                  ENERGY
                                                                                                CORPORATION
                                                                                                 BENEFICIAL
       LEGAL NAME                                                       INCORPORATION             OWNERSHIP       NOTES     STATUS
       ----------                                                       -------------            -----------      -----     ------
 1     CanArgo Energy Corporation                                       Delaware                 Parent                     Active
 2     Fountain Oil Production Incorporated                             Delaware                 100%                       Inactive
 3     Fountain Oil Adygea Incorporated                                 Delaware                 100%                       Inactive
 4     CanArgo Oil & Gas Inc                                            Ontario, Canada          100%                       Active
 5     CanArgo Limited                                                  Ontario, Canada          100%              A        Active
 6     Fountain Oil Ukraine Limited                                     New Brunswick, Canada    100%                       Inactive
 7     UK-RAN Oil Corporation                                           New Brunswick, Canada    90%               B        Inactive
 8     Fountain Oil Canada Limited                                      New Brunswick, Canada    100%                       Inactive
 9     Focan Limited                                                    New Brunswick, Canada    100%                       Inactive
 10    EOR Canada Limited                                               New Brunswick, Canada    100%              C        Inactive
 11    CanArgo Acquisition Corporation                                  New Brunswick, Canada    100%                       Inactive
*12    NINOTSMINDA OIL COMPANY LIMITED                                  CYPRUS                   100%              D        ACTIVE
 13    CanArgo Oil Boryslaw Limited                                     Cyprus                   100%              E        Inactive
 14    CaspArgo Limited                                                 Cyprus                   10%               F        Inactive
*15    CANARGO NORIO LIMITED                                            CYPRUS                   100%              D        ACTIVE
 16    Groundline Limited                                               Cyprus                   100%              D        Inactive
 17    E.P.S. European Petroleum Services Limited                       Cyprus                   100%              D        Inactive
 18    Lateral Vector Resources Limited (formerly Longtex Limited)      Cyprus                   100%              G        Inactive
 19    Courtway Limited                                                 Cyprus                   100%              D        Inactive
*20    CANARGO LIMITED                                                  GUERNSEY                 100%              H        ACTIVE
*21    CANARGO (NAZVREVI) LIMITED                                       GUERNSEY                 100%              D        ACTIVE
 22    CanArgo Power Corporation Limited                                Guernsey                 100%              D        Active
 23    CanArgo (Kaspi) Limited                                          Guernsey                 100%              D        Active
 24    Argonaut Well Services Limited                                   Guernsey                 100%              D        Active
 25    CanArgo Petroleum Refining Limited                               Guernsey                 100%              D & J    Inactive
*26    TETHYS PETROLEUM INVESTMENTS LIMITED                             GUERNSEY                 100%              D        ACTIVE
 27    Tethys Kazakhstan Limited                                        Guernsey                 100%              K        Active
*28    CANARGO SAMGORI LIMITED                                          GUERNSEY                 100%              D        ACTIVE
 29    CanArgo Services (UK) Limited                                    England                  100%              D        Active
 30    Sagarejo Power Corporation Limited                               Republic of Georgia      85%               L        Inactive
 31    Georgian British Oil Company Ninotsminda                         Republic of Georgia      50%               M & J    Inactive
 32    Georgian British Oil Company Nazvrevi                            Republic of Georgia      50%               N & J    Inactive
 33    Georgian British Oil Company Norio                               Republic of Georgia      50%               P & J    Inactive
 34    Ninotsminda Services Limited                                     Republic of Georgia      100%              Q        Active
 35    CanArgo Georgia Limited                                          Republic of Georgia      100%              D & S    Active
 36    Ninotsminda Oil Company Limited                                  Jersey                   100%              D        Inactive
 37    CanArgo Norio Limited                                            Jersey                   100%              D        Inactive
 38    CanArgo Services Iraq Limited                                    Jersey                   100%              D & J    Inactive
 39    KaspOil JSC                                                      Russia                   Less than 1%      S        Active
 40    BN Munai LLP                                                     Kazakhstan               70% held by TKL   T        Active
 41    Tethys MunaiGaz LLP                                              Kazakhstan               100%              U

      NOTES

A     100% owned by CanArgo Oil and Gas Inc.

B     90% owned by Fountain Oil Ukraine Limited. Balance owned by UK-Ran Energy
      Corp

C 100% owned by Focan Ltd. which in turn is 100% owned by CanArgo Energy Corporation

D     100% owned by CanArgo Limited, Guernsey

E     Formerly Fountain Oil Boryslaw Cyprus. Hold loans from Boryslaw Oil
      Company

F 10% owned by CanArgo (Kaspi) Limited. Balance owned by Allied Petroleum Technologies Corporation.

G 100% owned by Groundline Limited. Established to own interest in JIPA. Legal interest never tranferred.

H     100% owned by CanArgo Ltd. (Ontario)

J     In process of dissolution

K     100% owned by Tethys Petroleum Investments Limited

L 85% owned by CanArgo Energy Corporation. Balance owned by Sagarejo Electric Service.

M 50% controlling interest owned by Ninotsminda Oil Company Limited. Balance owned by Georgian Oil.

N 50% controlling interest owned by CanArgo Nazvrevi Limited. Balance owned by Georgian Oil.

P 50% controlling interest owned by CanArgo Norio Limited. Balance owned by Georgian Oil.

Q 100% owned by Ninotsminda Oil Company Limited. Holds ownership of apartments in payment of Rusatvi Cement Factory debt.

R     Non profit making PSC operator of Ninotsminda, Nazvrevi, Norio and Tbilisi
      PSCs

S     Ownership uncertain but between less than 1% and 10%

T     70% owned by Tethys Kazakhstan Limited. 20% by BN Invest. 10% by B
      Nazabayev.

U     In process of being formed - to be owned 100% by Tethys
      Kazakhstan Limited

                  DIRECTORS AND SENIOR OFFICERS OF THE COMPANY


NAME                                     POSITION
----                                     --------
Dr David Robson                          Chairman of the Board, Chief Executive Officer and
                                         President

Vincent McDonnell                        Director, Chief Operating Officer and Chief
                                         Commercial Officer

Michael Ayre (1)                         Director

Russell Hammond (1) (2)                  Director

Nils Trulsvik (1) (2)                    Director

Elizabeth Landles                        Corporate Secretary

Richard Battey                           Chief Financial Officer


(1)      Member of Audit Committee

(2)      Member of Compensation Committee

                                  SCHEDULE 6.5
                              FINANCIAL STATEMENTS

Annual Report for the fiscal year ended December 31, 2004 on Form 10-K, as filed with the SEC on March 15, 2005.

Quarterly Report for the fiscal quarter ended March 31, 2005 on Form 10-Q, as filed with the SEC on May 12, 2005.

                                  SCHEDULE 6.8
                               CERTAIN LITIGATION


1. The Company has disputed a number of invoices received from WEUS Holding Inc. ("Weatherford") pursuant to the Supply Contract between the parties dated 1 June 2004. The Company is currently in negotiations with Weatherford to settle this matter.

2. One of the Company's Wholly Owned Subsidiaries, UK-Ran Oil Corporation ("UK-Ran") is named as one of the defendants in an action commenced in Alberta, Canada by Sutherland Developments Limited, Nelson Meyers, Edward Zederayko and Ruscan International Inc. The dispute relates to the Kashtan project in the Ukraine. The Company transferred its entire interest in the Kashtan project to a co-defendant Zhoda Corporation ("Zhoda") in 1999. The plaintiff's principal claims are (i) that by entering into this transfer both Zhoda and UK-Ran are in breach of their obligations under the unanimous shareholder agreement ("USA") for UK-Ran which provided that Zhoda would conduct all of its oil and gas activities in the Republic of the Ukraine through UK-Ran; and (ii) that the plaintiffs are due to be paid dividends under the Overriding Royalty Agreements between the plaintiffs and UK-Ran.

                                  SCHEDULE 6.11
                             LICENSES, PERMITS, ETC.


1. The License for the contract area covered by the Production Sharing Contract among (1) State Agency of Georgia, (2) Georgian Oil and (3) National Petroleum Limited dated May 2001 is held in the name of the operating company under the contract, Ioris Valley Oil and Gas.

2. The Company's interests in Kazakhstan are held through one of its wholly owned subsidiaries Tethys Kazakhstan Limited's 70% interest in BN-Munai LLP, a Kazakh limited liability partnership.

                                  SCHEDULE 6.14
                                 USE OF PROCEEDS


The proceeds from the sale of the US $25,000,000 aggregate principal amount of Senior Secured Notes due [*], 2009 shall be used for the following:

       o Repayment of the Cornell Facilities and payment of fees specified in Sections 10.9 and 10.10

       o Working capital for existing projects in the Republics of Georgia and Kazakhstan

                                  SCHEDULE 6.15
                              EXISTING INDEBTEDNESS


Promissory Note between the Company and Cornell Capital Partners, LP dated April 26, 2005 and Standby Equity Distribution Agreement between the Company and Cornell Capital Partners, LP dated February 11, 2004.

Convertible Loan in the sum of $1,070,000 plus accrued interest advanced to the Company pursuant to the Amended and Restated Loan and Warrant Agreement between Salahi Ozturk and the Company dated August 27, 2004,

Pursuant to the terms of the consultancy agreement between the Company and Europa Oil Services Limited dated January 8, 2004, the Company has an obligation to issue up to a further restricted 12 million shares of Common Stock in the event that certain production targets are met from future developments under the Samgori Production Sharing Contract.

Pursuant to the terms of the Memorandum of Agreement between Fountain Oil Incorporated and Fielden Management Services PTY, Ltd ("Fielden") dated May 16, 1995, the Company has an obligation upon satisfaction of certain conditions relating to the achievement of specified Stynawashe Field project performance targets to issue to Fielden up to 187,500 shares of Common Stock.

Under the terms of the service agreement dated January 27, 2005 between Ninotsminda Oil Company Limited ("NOC") and Saipem S.p.A ("Saipem"), NOC had an obligation to provide irrevocable standby letters of credit to guarantee payment by NOC under the agreement. Three standby letters of credit in the aggregate amount of $3,900,000 were issued by HSBC International Limited ("HSBC") on the basis that they were 100% cash collateralized pursuant to the security interest agreement between the Company and HSBC dated February 2, 2005. One of the letters of credit in the sum of $1,100,000 expired on July 15, 2005. The second letter of credit in the sum of $2,250,000 expires on October 30, 2005 and the final letter of credit for $550,000 expires on December 30, 2005.

                                  SCHEDULE 6.18
                              ENVIRONMENTAL MATTERS


In September 2004, the Company had a blow-out of its N100 well on the Ninotsminda Field which was successfully capped three days later. The Company has incurred and continues to incur costs in relation to the blow-out principally for clearing the environment and compensation. The Company's insurance covers 80% of these costs up to a cap of $2,500,000.

                                  SCHEDULE 6.19
                                BASIC AGREEMENTS


1. Production Sharing Contract among (1) Georgia, (2) Georgian Oil and (3) JKX Ninotsminda Limited dated February 15, 1996 ("Ninotsminda PSC").

2. Production Sharing Contract among (1) State Agency in Georgia, (2) Georgian Oil and (3) CanArgo Norio Limited dated December 12, 2000 ("Norio PSC").

3. Production Sharing Contract among (1) the State Agency for Regulation of Oil and Gas Resources of Georgia, (2) National Oil Company- Saknavtobi and (3) CanArgo Norio Limited for Blocks XI (G) and XI(H) dated June 28, 2003 ("Tbilisi PSC").

4. Production Sharing Contract among (1) Georgia, (2) Georgian Oil and (3) CanArgo (Nazvrevi) Limited dated February 20, 1998.

5. Production Sharing Contract among (1) State Agency of Georgia, (2) Georgian Oil and (3) National Petroleum Limited dated May 2001 ("Samgori PSC").

                                  SCHEDULE 11.1
                          TRANSACTIONS WITH AFFILIATES

The transactions provided for in:-

       (i) Management Services Contract dated June 29, 2000 between the Company and Vazon Energy Limited, as amended by Deed of Variation of Management Services Agreement dated May 2, 2003 between the parties; and

       (ii) Agreement for Provision of Management Services dated February 18, 2004 between the Company and Vazon Energy Limited.

                                  SCHEDULE 11.8
                        PERMITTED FARMOUT COUNTERPARTIES

Exceptions when no consent to farm-out is required by the Company would include:

1. Any company, or the wholly owned subsidiary of any company quoted on a Recognised Stock Exchange with a market capitalization of US$100 million or above. The following are Recognised Stock Exchanges:

                  American Stock Exchange
                  Amsterdam Exchanges N.V.
                  Athens Stock Exchange
                  Australian Stock Exchange Ltd
                  Barcelona Stock Exchange
                  Bolsa de Madrid
                  Bolsa de Comercio de Santiago
                  Bolsa de Valores de Bilboa
                  Bolsa de Valores de Lisboa
                  Bolsa de Valores do Rio de Janeiro
                  Bolsa de Valores de Sao Paulo
                  Bolsa Mexicana de Valores
                  Bourse de Montreal
                  Brussels Exchanges Ltd
                  Canadian Venture Exchange
                  Copenhagen Stock Exchange
                  Deutsche Borse AG
                  Helsinki Exchanges Group Ltd
                  Irish Stock Exchange
                  Italian Stock Exchange
                  London Stock Exchange
                  National Association of Securities Dealers Inc
                  National Market System
                  New York Stock Exchange Inc
                  New Zealand Stock Exchange
                  Osaka Stock Exchange
                  Oslo Bors
                  Paris Bourse SBF SA
                  Singapore Exchange
                  Societe de la Bourse de Luxembourg SA
                  Swiss Exchange
                  Taiwan Stock Exchange
                  The Stock Exchange of Hong Kong Ltd
                  The Toronto Stock Exchange
                  Tokyo Stock Exchange
                  Warsaw Stock Exchange
                  Wiener Borse AG

2. Any company which is 10% or more owned (directly or indirectly) by the government of a member of the United Nations.

3. In addition, the following specific companies so long as the aggregate equity ownership of the CanArgo Group Members, the Officers and the Directors in such company is less than 5% of the outstanding equity capital of the named company:

                  Nations Energy Company Limited
                  Central Asian Oil
                  Caspian Gas
                  Kaz Trans Oil Company
                  KazMunayGas
                  KazTransGas
                  KazRosGas
                  Kazakhstan Electricity Grid Operating Company (KEGOC) Victory Oil Company
                  Victoria Grata
                  Union - N
                  Sandvik - Tamrok
                  Proussag Energy
                  Nimir Petroleum Bars
                  MMG - AM Nova
                  Kazoilproduct
                  Oman Gas Company
                  Kazakhstan Pipeline Company SA
                  Offshore Kazakhstan International Operating Company (OKIOC) KazakhstanCaspiShelf
                  Roustabout International Energy
                  Alcor
                  Boccard
                  Borkit Ltd
                  Caspian Energy
                  Caspian Resources
                  Caspian Holdings
                  Nelson Resources
                  Petrokazakhstan
                  Imperial Energy
                  Kazneftekhim
                  Kaztrubprom
                  Kazneftegasmash JSC
                  Kazgiproneftetrans JSC
                  OGO Interoil
                  Petrom S.A.
                  Polish Oil and Gas Group
                  Roxar Services AS
                  Samson AG

                  Somex
                  Stroitrans Gas
                  Wika Kazakhstan
                  Karakudukmunai
                  Zarubejhneft
                  Embamunaigas
                  Transmeridian
                  BMB Munai
                  Georgian State Oil Company (Saknaftobi)
                  PetroChina
                  Questerre Energy Corporation
                  China Petrochemical Corporation (Sinopec)
                  China National Petroleum Corporation (CNPC)
                  China National Offshore Oil Company (CNOOC)
                  China Oilfield Service, Ltd. (COSL)
                  China National Star Petroleum
                  Bright Ocean (BOCO)
                  Japan National Oil Company (JNOC).
                  Japan Petroleum Exploration Corporation (Japex),
                  Inpex
                  Nippon Oil
                  Teikoku Oil
                  Japex
                  Itochu Corporation
                  Tokyo Gas
                  Osaka Gas
                  Toho Gas
                  Gazprom
                  Itera
                  Tatneft
                  Transneft
                  Lukoil
                  OAO Yukos
                  Sibneft
                  RAO UES
                  OMV
                  PA Resources
                  Questerre
                  Lundin Petroleum
                  Tanganyika Oil Company Ltd.
                  Valkyries Petroleum Corp
                  Northern Petroleum
                  North Oil
                  DNO
                  Centurion Energy International
                  Kuwait Petroleum

                  Iraq National Oil Company
                  Nigerian National Oil Company
                  Saudi Arabian Oil Company
                  Statoil
                  Repsol
                  Norsk Hydro
                  Sonatrach
                  Chinese Petroleum (Taiwan)
                  Pemex
                  Petrobras
                  Petronas
                  Dragon Oil
                  Qatar Petroleum
                  Saudi Aramco
                  PDVSA, Venezuela
                  Sonangol, Angola
                  ONGC, India
                  MOL
                  Indonesia Petroleum (Inpex)
                  ATH Resources
                  BlackRock
                  Caledonia Resources
                  Caspian Energy
                  Caspian Holdings
                  Desire Petroleum
                  Egdon Resources
                  Equator Exploration
                  Circle Oil
                  Falkland Oil and Gas
                  First Calgary
                  Frontera Resources
                  GTL Resources
                  Global Energy
                  Granby Oil and Gas
                  Gulf Keystone
                  Hardman Resources
                  Imperial Energy
                  Island Oil and Gas
                  MCC Energy
                  Nelson Resources
                  Oriel Resources
                  Petrel Resources
                  Ramco
                  Regal Petroleum
                  Sibir Energy
                  Star Energy

                  Sterling Energy
                  Victoria Oil and Gas
                  Westmount Energy
                  Arawak Energy Corporation
                  Bankers Petroleum Ltd.
                  Canoro Resources Ltd
                  Centurion Energy International
                  Petrofalcon Corporation
                  TransGobe Energy Corporation
                  Altinex
                  Discover Petroleum
                  Dong
                  Endeavour International Corp
                  Ener Petroleum
                  Northern Oil
                  Northern Petroleum
                  Norwegian Energy Company
                  Norwegian Petroleum Group
                  Paladin Resources
                  RockSource

                                                                    EXHIBIT 99.1

                        (CANARGO ENERGY CORPORATION LOGO)

                           CANARGO ENERGY CORPORATION

                 FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA

                    $25 MILLION CONVERTIBLE FINANCING CLOSED

July 25, 2005, New York, New York, CanArgo Energy Corporation (AMEX:CNR; OSE:CNR) ("CanArgo") today announced that it has closed the private placement of a $25 million issue of Senior Convertible Secured Loan Notes (the "Notes") with a group of investors arranged by Ingalls & Snyder LLC of New York City.

The Notes are convertible in whole or in part into CanArgo common stock at a price of $0.90 per share, subject to certain anti-dilution adjustments, and mature on July 25, 2009. CanArgo may call the Notes from July 1, 2006 at an initial price of 105% of par. Interest will be payable in cash at 3% per annum until December 31, 2005, 10% per annum during 2006, and 15% per annum thereafter. The Notes are fully secured against all material assets of the CanArgo group.

CanArgo intends to file a registration statement on Form S-3 with the SEC in respect of the conversion stock.

The proceeds of this financing will be used to redeem short term debt in the form of the currently outstanding Loan Note with Cornell Capital Partners LP ("Cornell"), to fund the appraisal of a new gas project in Georgia, to fund the development of the Kyzyloy gas field in Kazakhstan and adjacent exploration areas, and for additional working capital for CanArgo's development, appraisal and exploration activities in Georgia. In addition, CanArgo will terminate the Standby Equity Distribution Agreement which it currently has with Cornell.

Forward Plans

With this financing in place, CanArgo is now in a position to announce its forward plans for the next 12 months, both in its core area of Georgia and on its more recently acquired assets in Kazakhstan.

Georgia

In Georgia, CanArgo is involved with the appraisal of the Manavi oil discovery, development of the Ninotsminda and Samgori oilfields, exploration on the Norio block and the appraisal of a gas discovery.

The Manavi appraisal program is proceeding well, with a 5 inch liner having been run on the Manavi M11Z sidetrack well, and with the top of the Middle Eocene reservoir sequence being encountered high to prognosis. The well will now be drilled through the Middle Eocene and into the primary Cretaceous target using the Saipem rig and slim-hole drilling technology. This well is appraising the M11 oil discovery where the production test on the Cretaceous limestone sequence was prematurely terminated following the collapse of the production tubing due to pressure during testing. Prior to this, during the initial clean-up flow, good flow rates were observed from the well, although un-metered, with 34.4 degrees API oil being recovered. CanArgo believes that the M11 Cretaceous oil discovery has potential to be one of the most significant oil discoveries made recently in the Southern Caucasus. Over 150 metres (490 feet) of hydrocarbon bearing Cretaceous limestone reservoir was encountered, with the top at 4,348 metres (14,265 feet). Regional outcrop studies indicate this reservoir unit to be over 300 metres (~1,000 feet) thick. No oil-water contact was indicated in the well. The M11Z well is expected to be tested before the end of August, and will be followed by the M12 appraisal well, which will be drilled to the west of M11. The drilling site is already prepared and it is anticipated that the well will be spudded in September. Following this it is planned to drill the M13 appraisal well (located to the east of M11) commencing in the first quarter of 2006. Given a successful test on M11Z, an early production system will be installed and test production will commence from the well, this being both to achieve early revenue and to gather production data for the full-field development.

The 2005 / 2006 horizontal development program on the Ninotsminda and Samgori fields is now about to move ahead again following demobilisation of the Weatherford under-balanced coiled-tubing drilling spread. The program has been modified and now involves the drilling of up to two wells on the Ninotsminda field using jointed-pipe, and possibly one well on the Samgori field. A service contract has been signed with Baker Hughes to provide the directional equipment for these wells, which will be drilled using a CanArgo rig. Four horizontals have already been successfully drilled on the Ninotsminda field using these techniques in the past. The first of the new wells will be the second horizontal well from the N100 wellbore on Ninotsminda. This part of the Ninotsminda reservoir has been shown to be very productive in the past, with the original N100 horizontal well testing at rates in excess of 2,200 bopd. Information gained from the N22H under-balanced well appears to indicate that under-balanced drilling will be beneficial for production from this reservoir, and as such CanArgo is in negotiation with several providers of under-balanced coiled-tubing drilling services to move ahead with the planned program of up to 15 horizontal wells on the two fields, and with a production target of 10,000 bopd. This program is also planned to include a new well (N99) to test and produce the eastern part of the Ninotsminda reservoir, which CanArgo believes is currently un-drained and offers additional potential.

At Norio, the MK72 well has now recommenced drilling following the acquisition by CanArgo of a 100% working interest in the Norio Production Sharing Agreement. The MK72 well is targeting a potentially large prospect mapped at Middle Eocene level, just to the north of the Samgori field, which is reported to have produced some 180 million barrels of oil to date at rates in excess of 70,000 bopd. Oil has already been encountered in the well, which penetrated some 300 metres (984 feet) of net sandstones in the Oligocene secondary target, with oil being indicated by electric logs and with good oil and gas shows whilst drilling. The well is now being drilled towards the primary target which seismic data indicates to be at a depth of some 4,800 metres (15,747 feet), and it is hoped that this target will be reached during August.

The Norio block covers a large area and it is planned to acquire further seismic data next summer to firm up additional leads in the western part of the area.

Following agreement with the Georgian government on the principles of a gas offtake agreement, CanArgo is planning an appraisal well to the West Rustavi R16 well, which flowed gas from the Cretaceous sequence at a depth of 3,900 metres (12,792 feet), close to the interpreted gas-water contact. Seismic data acquired by CanArgo indicates that the structure rises to the west and could contain a substantial volume of gas. Subject to finalization of the gas offtake agreement, it is hoped to commence drilling the Kumisi #1 well in Q4 2005 depending on rig availability. Given success, the well will be tied in to the Georgian gas system, with further development drilling anticipated.

CanArgo has also expressed interest in several blocks for potential licensing in the next Georgian oil & gas licence round.

Kazakhstan

In Kazakhstan, CanArgo, through its 70% subsidiary BN-Munai LLP is involved with the development of the Kyzyloy gas field, and in an exploration program on the surrounding Akkulkovsky area located in the North Ustyurt basin to the west of the Aral Sea.

The first of six gas wells on the Kyzyloy field is currently being worked over, and a 60 km (37.5 mile) pipeline is planned to tie this field to the main Bukhara-Urals gas trunkline system. The field is estimated to contain independently assessed Proved Undeveloped Reserves of 30 billion cubic feet (0.85 billion cubic metres) of natural gas, and is planned to produce with a plateau rate of 17.7 million cubic feet (500,000 cubic metres) per day of gas, with first gas expected before the end of the year, subject to finalisation of a gas sales agreement.

Five exploration wells are planned on identified shallow gas prospects in the area around the Kyzyloy field, with the first well currently being drilled. Given success these prospects could substantially increase the size of the Kyzyloy development, and the Kyzyloy export pipeline is being designed with a capacity of up to 78 million cubic feet (2.2 million cubic metres) of gas per day.

Seismic data reprocessing is currently underway on the Akkulkovsky area in an attempt to firm up deeper gas condensate prospects similar to the reported large gas condensate fields just to the south in Uzbekistan. Given success a deep exploration well may be planned for 2006.

Work is continuing to finalise the acquisition of the exploration contract for the Greater Akkulkovsky area, a very large (approximately 10,000 km(2) (10.9 million acre)) area surrounding the Akkulkovsky block which CanArgo believes has substantial exploration potential. CanArgo has also applied for three further areas in the recent Kazakh licencing round.

Kazakhstan affords CanArgo a more diversified production base and the potential to develop the business in a country close to its core area with prolific hydrocarbon potential.

Dr. David Robson, Chairman, President and CEO said, "I am very pleased to have now closed this financing through Ingalls & Snyder, and in the confidence shown in the company by these new loan note holders. This additional capital will allow us to retire short-term debt and significantly advance our projects in Georgia and in Kazakhstan, including some new opportunities which should yield early cash flow, as well as with significant upside potential. We are making good progress at present on the appraisal of our Manavi oil discovery, with further results expected soon, and we now have a way forward on our horizontal development program. The next few months are going to be an exciting time for the company and with this new capital we are in a good position to achieve our goals."

CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in the Republic of Georgia and the Caspian area.

The matters discussed in this press release include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company's reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company's business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

For more information please contact:

CANARGO ENERGY CORPORATION
Julian Hammond, Investor Relations Manager
Tel:  +44 7740 576 139
Fax:  +44 1481 729 982
e-mail:  info@canargo.com

NORWAY
Regina Jarstein
Gambit H&K AS
Tel:  + 47 95213451

USA
Michael Wachs
CEOcast.com
Tel:  +1 212 732 4300

                                                                    EXHIBIT 10.5


                           CANARGO LIMITED (GUERNSEY)



                              CANARGO LTD (ONTARIO)


                              INGALLS & SNYDER LLC

                                       AND

                               THE SECURED PARTIES



                           SECURITY INTEREST AGREEMENT
                                  (SECURITIES)



                                       ABX

                                    CONTENTS


1   DEFINITIONS AND INTERPRETATION..........................................1

2   GRANT OF SECURITY INTEREST..............................................5

3   THE SECURED OBLIGATIONS.................................................6

4   DEBTOR'S REPRESENTATIONS AND WARRANTIES.................................6

5   DEBTOR'S COVENANTS......................................................8

6   LIEN...................................................................10

7   EVENTS OF DEFAULT......................................................10

8   ENFORCEMENT BY THE SECURED PARTIES.....................................14

9   FURTHER ASSURANCE AND POWER OF ATTORNEY................................15

10  SUSPENSE ACCOUNT.......................................................16

11  SECURITY CONTINUING AND INDEPENDENT....................................16

12  FEES, COSTS AND EXPENSES...............................................17

13  REMEDIES AND WAIVER....................................................17

14  INDEMNITY AND LIABILITY................................................18

15  RULING OFF.............................................................18

16  ILLEGALITY.............................................................19

17  CERTIFICATE OF SECURED PARTIES.........................................19

18  AMALGAMATION AND CONSOLIDATION.........................................19

19  CONVERSION OF CURRENCY.................................................19

20  AMENDMENT..............................................................20

21  ASSIGNMENT.............................................................20

22  NOTICES................................................................20

23  COUNTERPARTS...........................................................21

24  GOVERNING LAW AND JURISDICTION.........................................21

SCHEDULE 1 ................................................................25

SCHEDULE 2 ................................................................26

                           SECURITY INTEREST AGREEMENT

THIS AGREEMENT is made on                                               2005

BETWEEN

(1) CANARGO LTD a company incorporated under the laws of Ontario having its registered office at Lang Michener, 181 Bay Street, Suite 2500, Toronto, Ontario M5T 2T7 (the "DEBTOR");

(2) CANARGO LIMITED a company incorporated under the laws of Guernsey having its registered office at PO Box 291, St Peter Port, Guernsey (the "COMPANY");

(3) INGALLS & SNYDER LLC a company formed under the laws of New York having its office at 61 Broadway, New York, New York, USA as agent for the Secured Parties (the "SECURITY AGENT"); and

(4) INGALLS & SNYDER VALUE PARTNERS L.P. NIKOLAOS D. MONOYIOS, THOMAS L. GIPSON, ARTHUR KOENIG, THOMAS L. GIPSON IRA, EVAN JANOVIC, ARTHUR ABLIN, FLEDGLING ASSOCIATES LLC, ADAM JANOVIC, NEIL JANOVIC, ANTHONY CORSO, JOHN GILMER, MARTIN SOLOMON all care of 61 Broadway, New York, NY 10006, USA as the purchasers (together the "SECURED PARTIES").



WHEREAS:

This Agreement is made between the parties hereto for the purposes of creating security over the issued share capital of the Company held by the Debtor.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1        DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, the following words and expressions shall, except where the context otherwise requires, have the following meanings:

         "AFFILIATE" has the meaning ascribed to it in the Note Purchase Agreement;

         "BUSINESS DAY" means any day on which commercial banks are open for full banking business in Guernsey;

         "CANARGO ENERGY CORPORATION" means CanArgo Energy Corporation, a company incorporated under the laws of Delaware, having its registered office at 2711, Centreville Road, Suite 400, Wilmington, Delaware, 19808 USA;

         "CANARGO GROUP MEMBER" has the meaning ascribed to it in the Note Purchase Agreement;

         "CODE" has the meaning ascribed to it in the Note Purchase Agreement;

         "COLLATERAL" means the Securities, the Derivative Assets and the Derivative Rights;

         "DEFAULT" has the meaning ascribed to it in the Note Purchase
         Agreement;

         "DERIVATIVE ASSETS" means all rights, moneys (including without limitation, distributions and dividends, interest and other property whatsoever which may from time to time at any time be derived from, accrue on or be offered in respect of, or incidental to or created or issued in substitution for the Securities whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever;

         "DERIVATIVE RIGHTS" means all present and future right, title, benefit and interest in and to the Derivative Assets including without limitation all rights to subscribe for, convert other securities into or otherwise acquire any other shares, stock, debentures, debenture stock, loan stock, bonds or units of a unit trust scheme;

         "ENCUMBRANCE" means any mortgage, charge, pledge, lien, assignment, hypothecation, title retention, security interest, trust arrangement or any other agreement or arrangement which has the effect of creating security;

         "ERISA" has the meaning ascribed to it in the Note Purchase Agreement;

         "ERISA AFFILIATE" has the meaning ascribed to it in the Note Purchase Agreement;

         "EVENTS OF DEFAULT" means any of the events or circumstances specified in Clause 7;

         "FOREIGN PENSION PLAN" has the meaning ascribed to it in the Note Purchase Agreement;

         "GUARANTEE" means the Guaranty Agreement of even date herewith from Ninotsminda Oil Company Limited and others (including the Debtor) in favour of the Secured Parties;

         "KNOWLEDGE" has the meaning ascribed to it in the Note Purchase Agreement;

         "LAW" means the Security Interests (Guernsey) Law, 1993;

         "LIEN" has the meaning ascribed to it in the Note Purchase Agreement;

         "LOAN DOCUMENTS" has the meaning ascribed to it in the Note Purchase Agreement;

         "MATERIAL" has the meaning ascribed to it in the Note Purchase
         Agreement;

         "MATERIAL ADVERSE EFFECT" has the meaning ascribed to it in the Note Purchase Agreement;

         "MULTIEMPLOYER PLAN" has the meaning ascribed to it in the Note Purchase Agreement;

         "NOTE PURCHASE AGREEMENT" means the note purchase agreement dated as of the date hereof between CanArgo Energy Corporation and the Secured Parties;

         "NOTES" mean the senior secured notes issued to the Secured Parties pursuant to the Note Purchase Agreement;

         "OBLIGATIONS" has the meaning ascribed to it in the Note Purchase Agreement;

         "PERSON" has the meaning ascribed to it in the Note Purchase Agreement;

         "PLAN" has the meaning ascribed to it in the Note Purchase Agreement;

         "PROPERTIES" has the meaning ascribed to it in the Note Purchase Agreement;

         "REDEMPTION PRICE" has the meaning ascribed to it in the Note Purchase Agreement;

         "REQUIRED HOLDERS" means, at any time, the holders of at least 51 per cent. in principal amount of the Notes at the time outstanding (exclusive of the Notes then owned by CanArgo Energy Corporation, any of its Subsidiaries or any of its Affiliates);

         "RESPONSIBLE OFFICER" has the meaning ascribed to it in the Note Purchase Agreement;

         "SECURED OBLIGATIONS" shall have the meaning given to it in Clause 3;

         "SECURITIES" means the shares specified in the Schedule 1 and includes all of the Debtor's present and future right, title, benefit and interest in and to the Securities;

         "SECURITY DOCUMENTS" has the meaning ascribed to it in the Note Purchase Agreement;

         "SECURITY PERIOD" means the period commencing on the date hereof and terminating on the date upon which the Required Holders shall have determined that all of the Secured Obligations have been irrevocably and indefeasibly paid, performed and discharged in full; and

         "SUBSIDIARY" has the meaning ascribed to it in the Note Purchase Agreement.

1.2 The Secured Parties shall be the "SECURED PARTIES", the Debtor shall be the "DEBTOR" and the Events of Default shall be the "EVENTS OF DEFAULT" for the purposes of the Law.

1.3 References to the Secured Parties include their successors and assigns. References to the Debtor or the Company include their successors and permitted assigns, if any.

1.4 Words and expressions not otherwise defined in this Agreement shall be construed in accordance with the Law.

1.5 Except where the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting a gender include every gender and references to persons include bodies corporate and unincorporate.

1.6 References to Recitals, Clauses and Schedules are, unless the context otherwise requires, references to recitals and clauses hereof and schedules hereto and references to Sub-clauses are, unless otherwise stated, references to the sub-clause of the clause in which the reference appears.

1.7 The Recitals and Schedules form part of this Agreement and shall have the same force and effect as if they were expressly set out in the body of this Agreement and any reference to this Agreement shall include the Recitals and Schedules.

1.8 Any reference to this Agreement or to any agreement or document referred to in this Agreement shall be construed as a reference to such agreement or document as amended, varied, modified, supplemented, restated, novated or replaced from time to time.

1.9 Any reference to any statute or statutory provision shall, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as the same may have been or may be amended, modified, extended, consolidated, re-enacted or replaced from time to time.

1.10 Clause headings and the index are inserted for convenience only and shall not affect the construction of this Agreement.

2        GRANT OF SECURITY INTEREST

2.1 Without affecting, and in addition to, the Secured Parties' other rights under or pursuant to this Agreement, for the purpose of granting each Secured Party a first priority security interest in the Collateral pursuant to the Law, the Debtor hereby:

         (a)      assigns the Collateral to the Security Agent; and

         (b) delivers and agrees that the Security Agent or its nominees shall have possession of the certificates of title to the Securities.

2.2      The Debtor hereby agrees that the security interests created by Clause
         2.1 may exist independently and concurrently.

2.3 Pursuant to Section 1(8) of the Law, the Company hereby agrees that it has received notice of and acknowledges the creation of a security interest over the Securities pursuant to this Agreement.

2.4 Upon the expiry of the Security Period, the Security Agent shall, at the request and expense of the Debtor, return to the Debtor the certificates of title to the Securities and/or assign, transfer or make over title to the Securities to the Debtor (as appropriate), without recourse or warranty, executing such documents as may be required to release the security created by this Agreement and shall thereby discharge the security created hereunder.

3        THE SECURED OBLIGATIONS

         The grants of security interest set out in Clause 2.1 shall secure as a continuing security for the payment and/or discharge on demand of the Guarantee and of all other present or future obligations, monies and liabilities of the Debtor to the Secured Parties which shall for the time being (and whether on or at any time after such demand) be or become due, owing or incurred to any Secured Party by the Debtor whether actually or contingently, solely or jointly with any other person or as principal or surety and including interest (whether simple or compound and as well after as before judgment) together with discount, commission and all other lawful charges and expenses (including, without limitation, legal fees and other professional fees plus disbursements) of the Secured Parties under the Guarantee (together the "SECURED OBLIGATIONS").

4        DEBTOR'S REPRESENTATIONS AND WARRANTIES

         The Debtor hereby represents and warrants to each Secured Party on the date hereof that:

         (a) this Agreement constitutes the legal, valid and binding obligations of the Debtor, and constitutes a valid first priority security interest under the Law, enforceable against the Debtor in accordance with its terms;

         (b) no event has occurred or circumstance exists which constitutes or with the giving of notice or lapse of time or both would constitute an Event of Default;

         (c) the Debtor and David Robson are the sole legal and the Debtor is the sole beneficial owner of and has good title to the Collateral subject only to the rights granted in favour of the Secured Parties by this Agreement;

         (d) the Securities constitute the entire issued capital of the Company and have been duly authorised and validly issued and are fully paid;

         (e) the Collateral is free from all Encumbrances and rights of set-off other than those created by this Agreement in favour of the Secured Parties;

         (f) the Debtor has the necessary power to execute, deliver and perform its obligations under this Agreement; and the execution, delivery and performance by the Debtor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action;

         (g) all necessary authorisations or approvals or other actions by and notices or filings with any governmental authority, regulatory body or any other third party to enable the Debtor to execute, deliver and perform this Agreement and the perfection of the security interest created hereunder have been obtained and are in full force and effect;

         (h) the execution, delivery and performance by the Debtor of this Agreement and the consummation by the Debtor of the transactions contemplated hereby do not:

                  (i) require any consent or approval of any Person that has not been obtained and each such consent or approval that has been obtained is in full force and effect;

                  (ii) violate any provision of the memorandum and articles of association of the Debtor;

                  (iii) violate any provision of any statute, regulation, order, injunction or judgment applicable to each Debtor which violation could reasonably be expected to have a Material Adverse Effect; or

                  (iv) violate, result in a breach of or constitute a default under any mortgage, indenture or any other material agreement to which the Debtor is a party or by which it or its property may be bound which violation or breach could reasonably be expected to have a Material Adverse Effect.

         (i) there are no actions, suits, litigation, administrative proceedings or other proceedings at law or in equity or by or before any governmental authority or arbitral tribunal now pending, or to the Knowledge of the Debtor, threatened against or affecting the Collateral which could reasonably be expected to have a Material Adverse Effect.

5        DEBTOR'S COVENANTS

         The Debtor covenants and undertakes to the Secured Parties that:

         (a) contemporaneously with the execution and delivery of this Agreement and otherwise from time to time and if and when the Required Holders shall require, it shall deliver to the Security Agent, or to its order for the rateable benefit of the Secured Parties:

                  (i) certificates of title in respect of the Securities, together with undated and signed duly completed stock transfer forms with the consideration left blank and all related declarations of nomineeship/trust in favour of the Secured Parties (if any);

                  (ii) such other documents as the Required Holders shall acting reasonably require to protect, maintain or enforce their security interest or security interests granted hereby; and

                  (iii) at any time following the occurrence of an Event of Default do all other acts and things as the Required Holders may acting reasonably require in order to transfer title of the Collateral or any part of it into the name of the Security Agent or the name of its nominees;

         (b) it will promptly pay all payments to be made or becoming due and discharge any lien which may arise on any of the Securities;

         (c) any of the Collateral not held by the Security Agent (or its nominees) shall be held on trust for and to the Secured Parties' order or otherwise as the Required Holders may require from time to time;

         (d) at any time after the occurrence of an Event of Default which is thereafter continuing unremedied and unwaived, and if and when the Required Holders shall require, distributions, dividends, interest or other income declared or payable on any of the Securities shall be paid or assigned to the Security Agent for the rateable benefit of the Secured Parties which it shall then be entitled to apply as though they were proceeds of sale or application; provided, however, until the occurrence of an Event of Default which is continuing, Debtor shall be entitled to receive and retain all distributions, dividends, interest or other income declared or payable on any of the Securities;

         (e) at any time after the occurrence of an Event of Default which is thereafter continuing unremedied and unwaived the Security Agent will forthwith exercise all voting, consensual and other powers and rights attaching to the Securities in such manner as the Required Holders may direct from time to time and, in the absence of such direction, only with the object of preserving or enhancing the value of the Securities; provided, however, until the occurrence of an Event of Default which is continuing, Debtor shall be entitled to exercise all voting, consensual and other powers and rights attaching to the Securities;

         (f) immediately upon receipt of any report, accounts, circular, offer or notice received by the Debtor (or, as the case may be, its nominee) in respect of, or which may affect, the Securities, it shall deliver a copy to the Security Agent with notice that it relates to this Agreement;

         (g)      it will not unless authorised in writing by the Required
                  Holders:

                  (i) except as set out in this Agreement or the Note Purchase Agreement, to any extent sell, assign, grant any option with respect to or otherwise dispose of or create an Encumbrance over or agree to any extent to sell, assign, grant any option with respect to, dispose of or encumber the Collateral; or

                  (ii) negotiate, settle or waive any claim for loss, damage or other compensation affecting the Collateral;

         (h) it will do everything in its power to prevent any person from becoming entitled to claim any right over the Collateral;

         (i) it will do or cause to be done everything necessary to help the Security Agent to:

                  (i) confirm or protect the interest of the Secured Parties in the Collateral; and

                  (ii) exercise any of its or the Secured Parties' rights under this Agreement.

         (j) it will charge in favour of the Secured Parties, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the Company not otherwise hereby charged.

6        LIEN

         Without affecting, and in addition to, the grant of security interest and other rights hereunder, the Debtor hereby agrees that the Secured Parties shall, for so long as any amount remains outstanding under or in respect of the Secured Obligations, have a lien over the Securities.

7        EVENTS OF DEFAULT

7.1 There shall be an Event of Default if there occurs or exists any event described as or constituting an Event of Default under the Note Purchase Agreement namely:

         (a) CanArgo Energy Corporation defaults in the payment of any principal at the applicable Redemption Price (if any) on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

         (b) CanArgo Energy Corporation defaults in the payment of any interest on any Note or in the payment of any expenses due hereunder or under any Security

                  Document for more than five Business Days after the same becomes due and payable; or

         (c) CanArgo Energy Corporation defaults in the performance of or compliance with any term contained in sections 9.6, 10.11, 11.2, 11.3, 11.4, 11.6, 11.7, 11.8, 11.9, 11.10 or 11.11 of
                  the Note Purchase Agreement (an extract of such sections from the Note Purchase Agreement are set out in Schedule 2 hereof); or

         (d) CanArgo Energy Corporation defaults in the performance of or compliance with any term contained in the Note Purchase Agreement (other than those referred to in paragraphs (a), (b) or (c) above) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual and not constructive knowledge of such default and (ii) CanArgo Energy Corporation receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to paragraph (d) of Section 12 of the Note Purchase Agreement); or

         (e) any representation or warranty made in writing by or on behalf of CanArgo Energy Corporation or any other CanArgo Group Member or by any officer of CanArgo Energy Corporation or any other CanArgo Group Member (including the Company) in the Note Purchase Agreement, in any Security Document or in writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made; or

         (f) CanArgo Energy Corporation or any other CanArgo Group Member including the Company (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,
                  (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

         (g) a court or governmental authority of competent jurisdiction enters an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of CanArgo Energy Corporation or any other CanArgo Group Member including the Company, or any such petition shall be filed against CanArgo Energy Corporation or any other CanArgo Group Member including the Company and such petition shall not be dismissed or stayed pending appeal within 90 days, or are not discharged within 60 days after the expiration of such stay; or

         (h) a final judgment or judgments for the payment of money aggregating in excess of US$2,500,000 (to the extent not covered by insurance) are rendered against CanArgo Energy Corporation or any other CanArgo Group Member including the Company and which judgments are not, within 90 days after entry thereof, bonded, discharged, finally settled or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

         (i) if (i) any Plan subject to ERISA shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan subject to ERISA shall have been or is reasonably expected to be filed with the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto ("PBGC") or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any such Plan or the PBGC shall have notified CanArgo Energy Corporation or any ERISA Affiliate or other Affiliate that a Plan subject to

                  ERISA may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans subject to ERISA, determined in accordance with Title IV of ERISA shall exceed US$500,000, (iv) CanArgo Energy Corporation or any ERISA Affiliate or other Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans subject to ERISA in excess of $500,000, (v) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan maintained by CanArgo Energy Corporation or an ERISA Affiliate, determined as of the end of its most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, exceeds the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities by US$500,000 or more, (vi) either CanArgo Energy Corporation or any other CanArgo Group Member (including the Company) incurs a Material liability pursuant to any Foreign Pension Plan which could reasonably be expected to have a Material Adverse Effect, (vii) CanArgo Energy Corporation or any ERISA Affiliate or other Affiliate withdraws from any Multiemployer Plan , or (viii) CanArgo Energy Corporation or any other CanArgo Group Member establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of CanArgo Energy Corporation or any other CanArgo Group Member including the Company thereunder in any Material respect; and any such event or events described in clauses (i) through (viii) above, either individually or together with any other such event or events, has a Material Adverse Effect;

         (j) (i) the Note Purchase Agreement, the Notes, any Security Document, or any other Loan Document ceases to be in full force and effect (except in accordance with its terms) or is declared null and void or the validity or enforceability is contested or challenged by CanArgo Energy Corporation, any Affiliate of CanArgo Energy Corporation (including the Debtor and the Company) or any of their respective partners or shareholders; (ii) CanArgo Energy Corporation denies that it has any further liability or obligation under any of the Loan Documents prior to the indefeasible satisfaction in full of all Obligations under the Loan Documents; or (iii) any of the Liens and security interest granted to the Secured Parties under the Security Documents cease to be valid or perfected or cease to have the priority required hereby or under the Security Documents prior to the indefeasible satisfaction in full of all Obligations under the Loan Documents, other than as a result of the action or omission by any of the Secured Parties or holder; or

         (k) CanArgo Energy Corporation or any other CanArgo Group Member (including the Company) modifies or amends any of its constitutional documents in any Material manner without the Required Holders' prior written consent, unless any such amendment will not result in a Default or Event of Default (without regard to this paragraph) and will not adversely affect the rights of the holders under the Loan Documents; or

         (l) a change occurs in the consolidated financial condition of CanArgo Energy Corporation or in the physical, operational or financial status of the Properties, which change is not otherwise described in this section and has a Material Adverse Effect and which has not been remedied pursuant to paragraph
                  (d) above.

7.2 Any failure on the part of the Debtor to discharge any of its obligations and liabilities and/or to pay any monies to any of the Secured Parties when due under the Guarantee.

8        ENFORCEMENT BY THE SECURED PARTIES

8.1 At any time following the occurrence of an Event of Default which is thereafter continuing unremedied and unwaived and provided that the Security Agent has served on the Debtor a notice specifying the particular Event of Default complained of:

         (a) the power of sale or application under the Law shall become exercisable over the Collateral without any order of the Royal Court of Guernsey;

         (b) the power of sale or application may be exercised in such manner and for such consideration (whether payable immediately, by instalments or otherwise deferred) as the Required Holders shall in their absolute discretion determine;

         (c) for the purposes of this Agreement, references to the exercise of the "POWER OF SALE OR APPLICATION" shall include any method or process by which value is given, allowed or credited by the Required Holders for the Collateral against the Secured Obligations;

         (d) the Security Agent, acting at the written instruction of the Required Holders, may exercise and be entitled to any and all rights of an owner of the Collateral subject hereto; and

         (e) the Security Agent may, at the written instruction of the Required Holders, collect, receive or compromise and give a good discharge for any and all monies and claims for monies due and to become due for the time being comprised in the Collateral subject hereto.

8.2 Neither the Security Agent nor the Required Holders shall be under any liability to the Debtor for any failure to apply and distribute the proceeds of sale or application of the Collateral in accordance with the Law if the Required Holders apply or direct the Security Agent to apply and distribute such proceeds in good faith without further enquiry and in accordance with the information expressly known to them at the time of the application and distribution.

8.3 The exercise by the Secured Parties of any right or power of sale or application under this Clause 8 shall not constitute a waiver or release of nor the exercise of any other right or power of sale or application held by any Secured Party unless expressly stated in writing.

8.4 For the purposes of this Clause 8, time shall be of the essence with regard to the performance by the Debtor of the Secured Obligations.

9        FURTHER ASSURANCE AND POWER OF ATTORNEY

9.1 The Debtor agrees that it shall from time to time upon the written request of the Required Holders promptly do all such things and execute and deliver all such instruments and documents (including, without limitation, any replacement or supplemental security) as the Required Holders may consider necessary or desirable for creating the security contemplated hereby, giving full effect to this Agreement or for securing or protecting the rights of the Secured Parties hereunder.

9.2 In accordance with the Powers of Attorney and Affidavits (Bailiwick of Guernsey) Law, 1995 (the "POWERS OF ATTORNEY LAW"), for the purpose of facilitating the exercise of the powers of the Secured Parties under the Law and the powers given pursuant to this Agreement, the Debtor hereby irrevocably appoints the Security Agent, acting upon the written instructions of the Required Holders, as the Debtor's true and lawful attorney (with full power of substitution and delegation) with authority in the name of and on behalf of the Debtor upon the occurrence of an Event of Default which is continuing to sign, execute, seal, deliver, complete, acknowledge, file, register and perfect any and all assurances, documents, transfers, instruments, agreements, certificates and consents whatsoever and to do any and all such acts and things in relation to any matters dealt with in this Agreement and which the Required Holders may deem necessary or advisable in order to give full effect to this Agreement (including, without limitation, anything referred to in Clause 8 (Enforcement by the Secured Parties)) and anything to perfect its security over the Collateral. The Debtor further covenants with the Secured Parties to ratify and confirm any lawful exercise or purported exercise of this power of attorney.

10       SUSPENSE ACCOUNT

         All monies received, recovered or realised by the Security Agent under this Agreement may, at the discretion of the Required Holders, be credited to a separate or suspense account for so long as the Required Holders may think fit without any intermediate obligation on the part of the Security Agent or the Secured Parties to apply the same in or towards payment and discharge of the Secured Obligations.

11       SECURITY CONTINUING AND INDEPENDENT

         The security constituted by this Agreement:

         (a) shall not be discharged by any partial or intermediate payment or performance of the Secured Obligations;

         (b) shall take effect as a security for the whole and every part of the payment or performance of the Secured Obligations and shall be independent of and in addition to, and it shall not be prejudiced or be affected by and shall not affect or prejudice, any other security now or hereafter held by any Secured Party in respect of the payment or performance of all or any part of the Secured Obligations; and

         (c) shall not be in any way discharged, impaired or otherwise affected by reason of any of the Secured Obligations becoming illegal, void, voidable, invalid or unenforceable or by reason of any other act, circumstance or omission which might but for provisions of this Clause 11 constitute a discharge of such security.

12       FEES, COSTS AND EXPENSES

12.1 Subject to the provisions of Section 10.9 of the Note Purchase Agreement, the Debtor agrees to reimburse the Security Agent on demand for all fees (including legal fees), costs and expenses incurred by the Security Agent in connection with or relating to the negotiation, preparation and/or execution of this Agreement, the creation, preservation and/or enforcement of any of the Secured Party's rights under this Agreement or the exercise or purported exercise of any of the powers arising pursuant to this Agreement.

12.2 All such fees, costs and expenses shall be reimbursed by the Debtor on a full indemnity basis.

13       REMEDIES AND WAIVER

         Time shall be of the essence of this Agreement but no failure by the Security Agent or any Secured Party to exercise, nor any delay by the Security Agent or any Secured Party in exercising, any right or remedy hereunder shall operate as a waiver hereof nor shall any single or partial exercise prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law, which may be exercised at the Required Holders' discretion.

14       INDEMNITY AND LIABILITY

14.1 The Debtor will indemnify and keep indemnified the Secured Parties and the Security Agent and/or its nominees (if any) on demand against each and every loss, action, claim, expense (including legal expenses), cost and liability which the Secured Parties or the Security Agent and/or its nominees may incur (as holder of the Collateral) or which may be properly incurred in or in connection with the preservation and/or enforcement of any of the Secured Parties' rights under this Agreement or flowing from the exercise or purported exercise of any of the powers arising under any of the provisions of this Agreement save where such loss, action, claim, expense, cost or liability arises as the result of the gross negligence or wilful misconduct of either of the Security Agent or any of the Secured Parties.

14.2     Without prejudice to any other provision hereof:

14.2.1 the obligations of the Security Agent to the Secured Parties and to the Debtor shall not be and/or shall be deemed not to be fiduciary in nature;

14.2.2 the provisions of the Trusts (Guernsey) Law, 1989 shall not apply to the Security Agent in respect of its duties under this Agreement; and

14.2.3 the obligations of the Security Agent to the Secured Parties and to the Debtor shall be limited to (a) its obligations as expressed in this Agreement and (b) in accordance with the written authorisation of the Required Holders, where such authorisation is required.

14.3 Notwithstanding any other provision hereof, neither the Security Agent nor its nominees nor any of the Secured Parties shall be liable by reason of (a) taking any action permitted by this Agreement, (b) any neglect or default in connection with the Collateral or (c) the taking possession or realisation of all or any part of the Collateral, except in the case of gross negligence or wilful default upon their part.

15       RULING OFF

         In the event of the affairs of the Debtor being declared en etat de desastre or the commencement of any form of bankruptcy or insolvency proceeding affecting the Debtor or of all or any part of this Agreement ceasing for any reason to be binding on the Debtor or if the Security Agent receives notice (actual or otherwise) of any other or subsequent Encumbrance affecting the Collateral, the Required Holders may at any time rule off the Debtor's obligations. No monies paid thereafter by the Debtor to the Security Agent for the rateable benefit of the Secured Parties shall thereby discharge or reduce the amount recoverable pursuant to this Agreement. If the Required Holders in any of the above cases do not rule off the obligations of the Debtor it shall nevertheless be treated as if they had done so at the time when the Security Agent first had notice (actual or otherwise) of the event in question and all payments made by or on behalf of the Debtor to the Security Agent for the rateable benefit of the Secured Parties shall not operate to reduce the amount recoverable pursuant to this Agreement.

16       ILLEGALITY

         If at any time one or more of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect, that provision shall be severed from the remainder and the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way.

17       CERTIFICATE OF SECURED PARTIES

         Any certificate submitted by the Security Agent to the Debtor as to the amount of the Debtor's obligations or any part of them shall (in the absence of manifest error) be conclusive and binding on the Debtor at the relevant time.

18       AMALGAMATION AND CONSOLIDATION

         The rights and benefits of each Secured Party under this Agreement shall remain valid and binding for all purposes notwithstanding any change, amalgamation, consolidation, migration or otherwise which may be made in the constitution of such Secured Party and shall be available to such entity as shall carry on the business of that Secured Party for the time being.

19       CONVERSION OF CURRENCY

         All monies received or held by the Security Agent subject to this Agreement may at any time, after the occurrence of an Event of Default, be converted into such other currency as the Required Holders consider necessary or desirable to satisfy the

         Secured Obligations in that other currency at the then prevailing spot rate of exchange of the JP Morgan Chase Bank (as conclusively determined by the Required Holders) for purchasing that other currency with the original currency.

20       AMENDMENT

         No variation or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of Debtor, the Company and the Security Agent, acting upon written instructions of the Required Holders.

21       ASSIGNMENT

21.1 Any Secured Party at any time may grant a participation in or make an assignment or transfer or otherwise dispose of, the whole or any part of its rights and benefits under this Agreement. Subject to the provisions of Section 21 of the Note Purchase Agreement, for the purpose of any such participation, assignment, transfer or disposal, the Security Agent may disclose information about the Debtor and the financial condition of the Debtor as may have been made available to the Security Agent by the Debtor or which is otherwise publicly available.

21.2 Except with the written consent of the Required Holders, neither the Debtor nor the Company shall assign or transfer all or any part of their respective rights, benefits and/or obligations under this Agreement.

22       NOTICES

         All notices with respect to this Agreement shall be delivered by hand or sent by first class post to the address of the addressee as set out in this Agreement with respect to the Security Agent or Section 19 in the Note Purchase Agreement or to such other address as the addressee may from time to time have notified for the purpose of this Clause 22 or to any other "PROPER ADDRESS" as defined in the Law, or sent by facsimile transmission ("FAX") and shall be deemed to have been received:

         (a) if sent by first class prepaid post, five Business Days after posting;

         (b)      if delivered by hand, on the day of delivery; and

         (c) if sent by fax, at the time of transmission provided that the sender shall receive a successful transmission report.

         If the Debtor is a body corporate registered outside the Island of Guernsey, it shall appoint a process agent in the Island of Guernsey to accept service of notices pursuant to this Agreement on its behalf, such appointment to take effect from the date of this Agreement, and it shall promptly notify the Security Agent in writing of the identity and address of such process agent from time to time.

23       COUNTERPARTS

         This Agreement may be executed in any number of counterparts each of which shall be an original but which shall together constitute one and the same instrument.

24       GOVERNING LAW AND JURISDICTION

24.1 This Agreement shall be governed by and construed in accordance with the laws of the Island of Guernsey and the parties hereby irrevocably agree for the exclusive benefit of the Secured Parties that the courts of the Island of Guernsey are to have jurisdiction to settle any disputes which arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding arising out of or in connection with this Agreement (in this Clause referred to as "PROCEEDINGS") may be brought in such court.

24.2 Nothing contained in this Clause shall limit the right of any Secured Party to take Proceedings against the Debtor or the Company in any other court of competent jurisdiction nor shall the taking of proceedings in one or more jurisdiction preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

24.3 The Debtor and the Company each irrevocably waive (and irrevocably agrees not to raise) any objection which either may have now or hereafter to laying of the venue of any Proceedings in any such court as referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agree that a judgment in any Proceedings brought in any such court as is referred to in this Clause shall be conclusive and binding upon the Debtor and/or the Company (as the case may be) and may be enforced in the court of any other jurisdiction.

AS WITNESS WHEREOF have caused this Agreement to be duly executed the day and year first above written.

SIGNED for and on behalf of
CANARGO LIMITED (GUERNSEY)
by:

Name:
                                             -----------------------------------

Title:



SIGNED for and on behalf of
CANARGO LTD (ONTARIO)
by:

Name:
                                             -----------------------------------

Title:



SIGNED for and on behalf of
INGALLS & SNYDER LLC
by:

Name:
                                             -----------------------------------

Title:



SIGNED for and on behalf of
INGALLS & SNYDER VALUE
PARTNERS L.P.
by:

Name:
                                             -----------------------------------

Title:



SIGNED by
NIKOLAOS D MONOYIOS
                                             -----------------------------------



SIGNED by
THOMAS L GIPSON
                                             -----------------------------------

SIGNED by
ARTHUR KOENIG
                                             -----------------------------------



SIGNED by
THOMAS L GIPSON IRA
                                             -----------------------------------



SIGNED by
EVAN JANOVIC
                                             -----------------------------------



SIGNED by
ARTHUR ABLIN
                                             -----------------------------------



SIGNED for and on behalf of
FLEDGLING ASSOCIATES LLC
by:

Name:
                                             -----------------------------------

Title:



SIGNED by
ADAM JANOVIC
                                             -----------------------------------



SIGNED by
NEIL JANOVIC
                                             -----------------------------------



SIGNED by
ANTHONY CORSO
                                             -----------------------------------



SIGNED by
JOHN GILMER
                                             -----------------------------------



SIGNED by
MARTIN SOLOMON
                                             -----------------------------------

                                   SCHEDULE 1

999 ordinary shares of L1.00 each in the Company registered in the name of the Debtor

1 ordinary share of L1.00 each in the Company registered in the name of David Robson.

                                   SCHEDULE 2

                    EXTRACTS FROM THE NOTE PURCHASE AGREEMENT



SECTION 9.6       CHANGE IN CONTROL

         (a) NOTICE OF CHANGE IN CONTROL OR CONTROL EVENT. CanArgo Energy Corporation will, within five Business Days after any Responsible Officer has actual and not constructive knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 9.6. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 9.6(c) and shall be accompanied by the certificate described in Section 9.6(f).

         (b) CONDITION TO COMPANY ACTION. CanArgo Energy Corporation will not take any action that consummates or finalises a Change in Control unless: (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 9.6(c) accompanied by the certificate described in Section 9.6(f), and (ii) contemporaneously with the action taken to consummate or finalise any such Change in Control, it prepays all Notes required to be prepaid in accordance with this Section 9.6.

         (c) OFFER TO PREPAY NOTES. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 9.6 shall be an offer to prepay, in accordance with and subject to this
                  Section 9.6 all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 9.6, such date shall be not less than 30 days and not more than 90 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).

         (d) ACCEPTANCE. A Purchaser may accept the offer to prepay made pursuant to this Section 9.6 by causing notice of such acceptance to be delivered to CanArgo Energy Corporation at least 15 days prior to the Proposed Payment Date. A failure by a Purchaser to respond to an offer to prepay made pursuant to this Section 9.6 shall be deemed to constitute an acceptance of such offer by such Purchaser.

         (e) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this Section 9.6 shall be the Redemption Price of such Notes, together with interest on such

                  Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date.

         (f) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this Section 9.6 shall be accompanied by a certificate, executed by a Senior Financial Officer of CanArgo Energy Corporation and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 9.6; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this
                  Section 9.6 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change of Control.

         (g) EFFECT ON REQUIRED PAYMENTS. The amount of each payment of the principal of the Notes made pursuant to this Section 9.6 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 9.6 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

         (h) "CHANGE IN CONTROL" DEFINED. "Change in Control" means (a) CanArgo Energy Corporation shall at any time cease to be a publicly held company or cease to have its capital stock traded on an exchange; or (b) a transaction or series of related transactions pursuant to which: (i) at least fifty-one percent (51%) of the outstanding shares of Common Stock of CanArgo Energy Corporation or, on a fully diluted basis, shall subsequent to the date of the Note Purchase Agreement be owned by any Person (as hereinafter defined) which is not related to or Affiliated with CanArgo Energy Corporation; (ii) CanArgo Energy Corporation merges into or with, consolidates with or effects any plan of share exchange or other combination with any Person which is not related to or Affiliated with CanArgo Energy Corporation, or (iii) CanArgo Energy Corporation disposes of all or substantially all of its assets other than in the ordinary course of business.

         (i)      "CONTROL EVENT" DEFINED. "Control Event" means:

                  (i) the execution of any CanArgo Group Member of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or

                  (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.

SECTION 10.11 TERMINATION OF CORNELL FACILITIES.

         Within ten Business days after the Closing, CanArgo Energy Corporation shall deliver to Purchasers: (a) reasonably satisfactory evidence of the payment of all CanArgo Energy Corporation's obligations under the Cornell Facility and any other agreements relating to or arising out of the Cornell Facility by the payment of the

         Cornell Facility in full and in cash with the proceeds from the issuance of the Notes; and (b) a copy of the notice of termination delivered under the Cornell Facility.

SECTION 11.2 MERGER, CONSOLIDATION, ETC.

         CanArgo Energy Corporation will not, and will not permit any other CanArgo Group Member to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Material Subsidiary of CanArgo Energy Corporation may:
         (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, another Material Subsidiary or CanArgo Energy Corporation; and (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 11.8 provided immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing).

SECTION 11.3 LIENS.

         CanArgo Energy Corporation will not, and will not permit any other CanArgo Group Member to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of CanArgo Energy Corporation or any such other CanArgo Group Member, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

         (a) Liens for taxes, assessments or other governmental charges or levies the payment of which is not at the time required by
                  Section 10.4;

         (b) statutory Liens of landlords, Governmental Authorities and Liens of carriers, operators, vendors, equipment lessors, warehousemen, mechanics, repairmen, suppliers, workers, construction materialmen and other similar Liens and other like Liens incident of the exploration, development, operation and maintenance of oil and gas properties, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by
                  Section 10.4;

         (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business: (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or
                  (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, trade contracts, leases (other than Capital Leases), government contracts, performance bonds, purchase construction or sales contracts, regulatory obligations and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of the property;

         (d) any attachment or judgment Lien, not giving rise to an Event of Default;

         (e) leases or subleases granted to others, easements, reservations, servitudes, permits, conditions, covenants, exceptions, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of CanArgo Energy Corporation or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from value of such property;

         (f) any Lien created to secure all or any part of the purchase price, or to secure Indebtedness incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by CanArgo Energy Corporation or any other CanArgo Group Member after the date of the Closing, provided that:

                  (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired, leased or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired, leased or constructed property (or improvement thereon) or which is real property being improved by such acquired, leased or constructed property (or improvement thereon),

                  (ii) the principal amount of the Indebtedness secured by any such Lien shall at no time exceed an amount equal to 80% (but 100% in the case of property (or improvement thereon) the acquisition of which is financed through a Capital Lease Obligation) of the lesser of: (A) the cost to CanArgo Energy Corporation or such other CanArgo Group Member of the property (or improvement thereon) so acquired or constructed; and (B) the Fair Market Value (as determined in good faith by the board of directors of CanArgo Energy Corporation) of such property (or improvement thereon) at the time of such acquisition or construction,

                  (iii) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition, lease or construction of such property;

         (g)      Liens securing Indebtedness arising under the Loan Documents;

         (h) contractual Liens which arise in the ordinary course of business under and pursuant to the terms of the Basic Documents or other concessions agreements, production sharing agreements and contracts; joint venture, exploration, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; exploration, production and development licenses; operating agreements; drilling agreements; oil and gas leases; farm-out and farm-in agreements; division orders; contracts for the sale, transportation or exchange of oil and natural gas; unitization and pooling declarations and agreements; area of mutual interest agreements; overriding and net profits royalty agreements; marketing agreements; processing agreements; development agreements; gas balancing or deferred production agreements; injection, repressuring and recycling agreements; salt water or other disposal agreements; seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with applicable GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the property covered by such Lien for the purposes for which such property is held by CanArgo Energy Corporation or any other CanArgo Group Member or materially impair the value of such property subject thereto;

         (i) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System of the United States of America (or any successor Governmental Authority) or other Governmental Authority and no such deposit account is intended by CanArgo Energy Corporation or any other CanArgo Group Member to provide collateral to the depository institution, except in each such case in connection with letter of credit obligations issued pursuant to or in connection with any Basic Documents or other agreements referred to in clause (h);

         (j) Other Liens not described in clauses (a) to (i) of this Section on the property of CanArgo Energy Corporation or any Subsidiary in an aggregate amount at any time not exceeding US$100,000; and

         (k)      Permitted Encumbrances

SECTION 11.4 PRIORITY

         CanArgo Energy Corporation shall not, without the consent of the Required Holders issue any Indebtedness with priority over, or pari passu with, the Notes.

SECTION 11.6 RESTRICTED PAYMENTS.

         CanArgo Energy Corporation will not make any Restricted Payments, except: (a) CanArgo Energy Corporation may declare and pay (i) dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests or Indebtedness and (ii) interest and principal on Indebtedness owed by CanArgo Energy Corporation to another CanArgo Group Member in either case which does not contravene the provisions of the Note Purchase Agreement, and (b) CanArgo Energy Corporation may make distributions pursuant to and in accordance with stock incentive plans or other Plans for management or employees of CanArgo Energy Corporation and its Subsidiaries.

SECTION 11.7 SALE-AND-LEASEBACKS.

         CanArgo Energy Corporation will not, and will not permit any of its Subsidiaries to, enter into any Sale-and-Leaseback Transaction.

SECTION 11.8 SALE OF ASSETS, ETC.

         (1) SALE OF ASSETS ETC. CanArgo Energy Corporation will not, and will not permit any other CanArgo Group Members to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

                  (a) the property that is the subject of such Transfer constitutes either: (i) inventory held for sale (including the sale of Hydrocarbons in the ordinary course of business, including, without limitation, pursuant to advance sale contracts, forward contracts and production payments), (ii) abandonments, assignments, leases, subleases or farm-outs of oil and gas properties or dispositions of properties pursuant to operating agreements or other forms of exploration and development agreements or option agreements; or (iii) property, equipment, fixtures, supplies or materials no longer required in the operation of the business of CanArgo Energy Corporation or such Subsidiary or that is redundant, condemned, obsolete, and, in the case of any Transfer described in clauses (i) through (iii), such Transfer is in the ordinary course of business (an "Ordinary Course Transfer"); or

                  (b)      either:

                           (i) such Transfer is from a CanArgo Group Member to CanArgo Energy Corporation; or

                           (ii) such Transfer is from CanArgo Energy Corporation to a CanArgo Group Member or from a CanArgo Group Member to another CanArgo Group Member and in either case is for Fair Market Value, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, an "Intergroup Transfer"); or

                  (c) such Transfer involves oil and gas properties or interests therein that are exchanged for other oil and gas properties or interests therein in arms length transactions or such Transfer is pursuant to a Permitted Farmout Arrangement.

         (2) DISPOSAL OF OWNERSHIP OF A CANARGO GROUP MEMBER. CanArgo Energy Corporation will not, and will not permit any CanArgo Group Members to, sell or otherwise dispose of any shares of Subsidiary Stock, nor will CanArgo Energy Corporation permit any such CanArgo Group Member to issue, sell or otherwise dispose of any shares of its own Subsidiary Stock, provided that the foregoing restrictions do not apply to:

                  (a) the issue of directors' qualifying shares by any such Material Subsidiary;

                  (b) any such Transfer of Material Subsidiary Stock constituting an Intergroup Transfer;


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                  (c)      any such Transfer of Material Subsidiary Stock by a
                           nominee holder as required pursuant to the terms of a Pledge Agreement;

                  (d) any issuance of shares of Subsidiary Stock by a Material Subsidiary that qualifies as a Permitted Farmout Arrangement; and

                  (e) the disposition or dissolution of any Subsidiary that is not a Material Subsidiary; provided that the proceeds of such disposition or assets of the Subsidiary are transferred to another CanArgo Group Member and immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist.

SECTION 11.9 FUTURE INDEBTEDNESS.

         Without the prior written consent of the Required Holders, which consent shall not be unreasonably withheld, conditioned or delayed, CanArgo Energy Corporation will not incur any Indebtedness after the date of the Note Purchase Agreement other than: (a) Indebtedness outstanding under the Notes; (b) any additional unsecured Indebtedness, the aggregate amount outstanding thereunder at any time shall not exceed US$1,250,000; (c) unsecured Indebtedness of CanArgo Energy Corporation to another CanArgo Group Member or unsecured Indebtedness of a CanArgo Group Member or direct or indirect Subsidiary of CanArgo Energy Corporation to another CanArgo Group Member; and (d) Indebtedness of a CanArgo Group Member to a direct or indirect Subsidiary of CanArgo Energy Corporation that is not a Material Subsidiary, provided that the aggregate amount outstanding thereunder at any time shall not exceed US$1,000,000. In considering whether to give its consent to any future Indebtedness, the Required Holders shall be entitled to take into consideration, inter alia, the potential effects of any such proposed Indebtedness upon the financial condition and wherewithal of CanArgo Energy Corporation and/or upon their rights under the Loan Documents, and any decision by the Required Holders to withhold their consent to any such proposed future Indebtedness shall be final and binding absent a showing of manifest bad faith.

SECTION 11.10 BASIC DOCUMENTS.

         CanArgo Energy Corporation shall not and shall not permit any other CanArgo Group Member, without the prior written consent of the Required Holders to (i) cancel or terminate any Basic Agreement to which CanArgo Energy Corporation or other CanArgo Group Members are a party or consent to or accept any cancellation or termination thereof prior to the scheduled expiration thereof; (ii) sell, assign (other than pursuant to the Security Documents or a Permitted Farmout Arrangement) or otherwise dispose of (by operation of law or otherwise) any part of its interest in any Basic Agreements; (iii) waive any default under or breach of any provision of any Basic Agreement to which CanArgo Energy Corporation or any of its Subsidiaries are a party, or waive, fail to enforce, forgive, compromise, settle, adjust or release any Material right, interest or entitlement, howsoever arising, under, or in respect thereof; or (iv) amend, supplement, modify or in any way vary in any respect or agree to any variation of any provision of any Basic Agreement to which CanArgo Energy Corporation or any other CanArgo Group Members are a party, or of the performance of any Material covenant or obligation by any other Person under any Basic


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         Agreement, except any amendment, supplement, modification or variation of the Basic Agreements as a result of the transfer by (x) NOC (Cyprus)'s interest in the Ninotsminda PSC (as defined in Schedule 6.19) to NOC (Jersey) and (y) CNL (Cyprus)'s interest in the Norio PSC and Tbilisi PSC (both as defined in Schedule 6.19) to CNL (Jersey).

SECTION 11.11 ANTI-TAKEOVER DEFENSE.

         (a) Except has hereinafter specifically provided, so long as any Indebtedness under any of the Notes is outstanding, CanArgo Energy Corporation shall not enter into or adopt any anti-takeover defense, "poison pill", shareholder rights plan or any other device designed to prevent a takeover, hostile or otherwise, that could encumber, restrict or affect Ingalls & Snyder LLC, Robert L Gipson, Thomas O Boucher, and/or Ingalls & Snyder Value Partners L.P. to acquire any Equity Interests of CanArgo Energy Corporation;

         (b) Notwithstanding the provisions of Section 11.11(a) to the contrary provided, CanArgo Energy Corporation may enter into or adopt an anti-takeover defense, "poison pill", shareholder rights plan or any other device designed to prevent Ingalls & Snyder LLC, Robert L Gipson, Thomas O Boucher , and/or Ingalls & Snyder Value Partners L.P. or other Note holders to acquire such Equity Interests by means of or in connection with the direct or indirect forbearance, cancellation or exchange of all or any part of the Indebtedness evidenced by the Notes;

         (c) Notwithstanding the provisions of Section 11.11(a) to the contrary provided, Ingalls & Snyder Value Partners L.P. hereby agrees that so long as any Notes are outstanding and no Event of Default exists and is continuing and until the expiration of the second anniversary after the indefeasible satisfaction of all Indebtedness under the Notes, whether by payment, conversion, exchange or otherwise (other than in connection with any proceeding under the United States Bankruptcy Code), Ingalls & Snyder Value Partners LP shall not, without the express written consent or approval of the incumbent Board of Directors of CanArgo Energy Corporation, solicit or otherwise seek to effect or participate in a Change of Control of CanArgo Energy Corporation or a change in the composition of the incumbent Board of Directors by means of the purchase or offer to purchase of any Equity Interests of CanArgo Energy Corporation, the solicitation of proxies or written consents, or by voting any Equity Interests acquired by Ingalls & Snyder Value Partners L.P. upon the conversion of Notes pursuant to
                  Section 10.7, in connection with any solicitation of proxies or written consents or at any regular or special meeting of shareholders or otherwise.


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